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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☒ Definitive Proxy Statement
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FSI International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FSI INTERNATIONAL, INC.

3455 Lyman Boulevard
Chaska, Minnesota 55318-3052
952-448-5440

December 15, 2004

Dear Shareholder:

      You are cordially invited to attend the 2005 Annual Meeting of Shareholders to be held at the offices of FSI International, Inc. at 3455 Lyman Boulevard, Chaska, Minnesota, commencing at 3:30 p.m., Central Time, on Wednesday, January 26, 2005.

      The Secretary’s Notice of Annual Meeting of Shareholders and the proxy statement which follow describe the matters on which action will be taken. During the meeting we will also review the activities of the past year and items of general interest about FSI.

      Please review the proxy materials carefully and use this opportunity to take part in the affairs of FSI by voting on the items to be considered at this meeting.

      All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, we ask that you mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. If you attend the meeting, you may vote in person even if you have previously returned a proxy.

Sincerely,

Donald S. Mitchell
Chairman, President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

      Even if you own only a few shares, and whether or not you expect to be present at the meeting, please sign, date and promptly mail the enclosed proxy in the postage-paid reply envelope provided. It is important that your shares be represented.

FSI INTERNATIONAL, INC.

Notice of Annual Meeting of Shareholders

to be held on January 26, 2005

To Our Shareholders:

      The 2005 Annual Meeting of Shareholders of FSI International, Inc. will be held at our offices in Chaska, Minnesota on Wednesday, January 26, 2005, at 3:30 p.m., Central Time, for the following purposes:

      1. To elect a Class III director for a three-year term.

2.	To approve an amendment to our 1997 Omnibus Stock Plan to increase the aggregate number of shares of our common stock reserved for issuance under the plan by 300,000.

3.	To approve an amendment to our Employees Stock Purchase Plan to increase the aggregate number of shares of our common stock reserved for issuance under the plan by 250,000.

      4. To transact such other business as may properly come before the meeting.

      Our board of directors has fixed December 8, 2004 as the record date for the meeting, and only shareholders of record at the close of business on that date are entitled to receive notice of and vote at the meeting.

By Order of the Board of Directors

Benno G. Sand
Executive Vice President
Business Development, Investor Relations
and Secretary

Chaska, Minnesota

December 15, 2004

PROXY STATEMENT FOR 2005 ANNUAL MEETING OF SHAREHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
ELECTION OF DIRECTORS (Proposal 1 on the Proxy Card)
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
Summary Compensation Table
Stock Options
PERFORMANCE GRAPH
PROPOSAL TO AMEND THE FSI 1997 OMNIBUS STOCK PLAN (Proposal 2 on the Proxy Card)
PROPOSAL TO AMEND THE FSI EMPLOYEES STOCK PURCHASE PLAN (Proposal 3 on the Proxy Card)
SHAREHOLDER PROPOSALS AND OTHER MATTERS
ANNUAL REPORTS
APPENDIX A Charter of the Nomination and Corporate Governance Committee of the Board of Directors of FSI International, Inc.
APPENDIX B Charter of the Audit and Finance Committee of the Board of Directors of FSI International, Inc.
APPENDIX C FSI INTERNATIONAL, INC. 1997 OMNIBUS STOCK PLAN (as amended and restated November 2004)
APPENDIX D FSI INTERNATIONAL, INC. EMPLOYEES STOCK PURCHASE PLAN (as amended and restated November 2004)
PROXY CARD

FSI INTERNATIONAL, INC.

PROXY STATEMENT FOR 2005

ANNUAL MEETING OF SHAREHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General Information

      This proxy statement and the enclosed proxy are being furnished in connection with the solicitation by the board of directors of FSI International, Inc. (“we” or “us”), a Minnesota corporation, of proxies for use in connection with the 2005 Annual Meeting of Shareholders to be held on Wednesday, January 26, 2005, and any adjournment of the meeting, for the purposes described below and in the accompanying Notice of Annual Meeting of Shareholders. The meeting will be held at our offices at 3455 Lyman Boulevard, Chaska, Minnesota beginning at 3:30 p.m. Central Time.

      So far as our board and management are aware, no matters other than those described in this proxy statement will be acted upon at the meeting. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the same in accordance with their judgment on such matters.

      The address of our principal executive office is 3455 Lyman Boulevard, Chaska, Minnesota 55318-3052 and our telephone number is 952-448-5440. The mailing of this proxy statement and accompanying form of proxy to shareholders will commence on or about December 16, 2004.

Solicitation of Proxies

      We will pay the cost of soliciting proxies. The Company has engaged The Proxy Advisory Group of Strategic Stock Surveillance, LLC, to assist in the solicitation of proxies and provide related informational support, for a services fee and the reimbursement of customary out-of-pocket expenses that are not expected to exceed $8,500 in the aggregate. We may reimburse brokerage firms and custodians, nominees and other record holders for forwarding soliciting materials to the beneficial owners of our common stock. In addition to solicitation by the use of the mails, our directors, officers and employees may solicit proxies by telephone, personal contact or special letter without additional compensation to them.

Record Date and Outstanding Voting Securities

      Only shareholders of record at the close of business on December 8, 2004 are entitled to vote at the meeting. On the record date, 29,944,536 shares of our common stock, our only authorized and issued voting security, were outstanding. Each shareholder is entitled to one vote for each share held and is not entitled to cumulate votes for the election of directors.

      Proxies in the accompanying form which are properly signed and duly returned to us will, unless otherwise specified on the proxy, be voted for Proposals 1, 2 and 3 on the proxy and voted in the discretion of the proxy holders as to any other matter that may properly come before the meeting.

Voting Requirement

      A shareholder voting through a proxy who abstains with respect to any matter is considered to be present and entitled to vote on that matter at the meeting, and is in effect a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on any matter shall not be considered present and entitled to vote on that matter.

      Votes cast by proxy or in person at the annual meeting will be tabulated by the inspector of elections. The inspector will also determine whether or not a quorum is present. In general, under Minnesota law, a quorum consists of a majority of the shares entitled to vote which are present or represented by proxy at the meeting. The nominee for director will be elected to the board if the nominee receives a plurality vote of the shares present or represented and entitled to vote at the meeting. The proposed increase in shares authorized under our 1997 Omnibus Stock Plan and our Employees Stock Purchase Plan, as defined below, will require the affirmative vote of a majority of the shares present or represented and entitled to vote on that matter.

Revocability of Proxies

      A shareholder executing a proxy retains the right to revoke it at any time before it is exercised by providing notice in writing to any of our officers of termination of the proxy’s authority or a properly signed and duly returned proxy bearing a later date.

(This space has been left blank intentionally.)

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

      The following table lists, as of November 30, 2004 (unless otherwise indicated below), certain information regarding the beneficial ownership of our common stock by (i) each person or entity known by us to own beneficially more than five percent of our outstanding common stock, (ii) each director, (iii) each nominee for director, (iv) each executive officer named in the Summary Compensation Table in this proxy statement (the “Named Executives”), and (v) all of the directors, director-nominee and Named Executives as a group. Except as otherwise noted below, each listed beneficial owner has sole voting and investment power with respect to such shares.

	Number of Shares		Percent of Shares
Name of Person or Identity of Group	Beneficially Owned		Beneficially Owned**

State of Wisconsin Investment Board	4,123,700	(1)	13.77%
121 East Wilson Street
Madison, WI 53707-3474
TCW Asset Management Co.	1,993,889	(2)	6.66%
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017-2556
Dimensional Fund Advisors, Inc.	1,772,090	(3)	5.92%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401-1005
JP Morgan Investment Management, Inc.	1,532,900	(4)	5.12%
522 Fifth Avenue, 12th Floor
New York, NY 10036-7699
James A. Bernards	48,000	(5)	*
Terrence W. Glarner	53,656	(5)	*
Willem D. Maris	50,000	(5)	*
Donald S. Mitchell	636,426	(5)(6)	2.08%
Krishnamurthy (“Raj”) Rajagopal	50,000	(5)	*
Charles R. Wofford	82,500	(5)	*
John C. Ely	159,680	(5)(7)	*
Patricia M. Hollister	147,686	(5)	*
Benno G. Sand	238,162	(5)(8)	*
All directors, director-nominees and Named Executives as a group (9 persons)	1,466,110	(5)	4.68%

*	Less than one percent.

**	Percentage ownership calculations are based on 29,944,536 shares of common stock outstanding as of November 30, 2004.

(1)	Based on State of Wisconsin Investment Board’s Form 13F filing for the quarter ended September 30, 2004.

(2)	Based on TCW Asset Management Co. Form 13F filing for the quarter ended September 30, 2004.

(3)	Based on Dimensional Fund Advisors, Inc.’s Form 13F filing for the quarter ended September 30, 2004.

(4)	Based on JP Morgan’s Form 13F filing for the quarter ended September 30, 2004.

(5)	Includes the following shares that may be purchased pursuant to stock options that are exercisable within 60 days of November 30, 2004: Mr. Bernards, 40,500; Mr. Ely, 157,815; Mr. Glarner, 48,000; Ms. Hollister, 142,531; Mr. Maris, 50,000; Mr. Mitchell, 616,131; Dr. Rajagopal, 50,000; Mr. Sand, 215,115; and Mr. Wofford, 82,500 and all directors, director-nominees and Named Executives as a group, 1,402,592.

(6)	Includes 500 shares in which Mr. Mitchell shares voting and investment power with his spouse.

(7)	Includes 1,864 shares in which Mr. Ely shares voting and investment power with his spouse.

(8)	Includes 18,615 shares in which Mr. Sand shares voting and investment power with his spouse.

ELECTION OF DIRECTORS

(Proposal 1 on the Proxy Card)

The Nominees and Directors

      Our Articles of Incorporation, as amended, provide that the board be divided into three classes of directors of as nearly equal size as possible. The members of each class are elected to serve a three-year term, and the terms are staggered. James A. Bernards and Donald S. Mitchell are Class I directors with terms expiring at the 2006 Annual Meeting of Shareholders. Willem D. Maris and Dr. Krishnamurthy Rajagopal are Class II directors with terms expiring at the 2007 Annual Meeting of Shareholders. Terrence W. Glarner and Charles R. Wofford are Class III directors with terms expiring at the 2005 Annual Meeting of Shareholders. Mr. Wofford recently passed the 72 year old age limitation for directors and indicated that he intends to resign as a director of the company effective January 26, 2005 and will not be standing for re-election. The board will have a vacancy after the 2005 Annual Meeting of Shareholders and will search for a qualified director candidate to fill the vacancy.

      The board, including all of the independent directors, acting upon the recommendation of the Corporate Governance and Nomination Committee, has nominated Mr. Glarner for re-election as Class III director. Mr. Glarner has indicated a willingness to serve as a director if elected. In case Mr. Glarner is not a candidate for any reason, the proxies named in the enclosed form of proxy may vote for a substitute nominee in their discretion, unless an instruction to the contrary is indicated on the proxy. We have no reason to believe that Mr. Glarner will be unable to serve as a director if elected.

      The accompanying proxy will be voted in favor of the election of the nominee, unless the shareholder giving the proxy indicates to the contrary on the proxy.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE DIRECTOR-NOMINEE

      Certain information concerning the nominee and other directors follows:

Nominee for Election at the 2005 Shareholders’ Meeting as Class III Director

      Terrence W. Glarner, age 61, has served as a director of FSI since October 1988. Since February 1993, Mr. Glarner has been President of West Concord Ventures, Inc., a venture capital company. He also consults with Norwest Venture Capital. From 1982 to February 1993, Mr. Glarner was President of North Star Ventures, Inc. and North Star Ventures II, Inc., venture capital funds. Mr. Glarner is also a director of Aetrium, Inc., Bremer Financial Corp., Datakey, Inc. and NVE Corporation.

Class I Directors Whose Term Continues Until the 2006 Shareholders’ Meeting

      James A. Bernards, age 58, has served as a director of FSI since July 1981. Since June 1993, Mr. Bernards has been President of Facilitation, Inc., which provides business and financial consulting services. Mr. Bernards was President of the accounting firm of Stirtz, Bernards & Company from May 1981 to June 1993. Since 1986, Mr. Bernards has been President of Brightstone Capital, Ltd., a venture capital fund manager. He is also a director of Health Fitness Corporation, Entegris, Inc., August Technology, Inc., and several private companies.

      Donald S. Mitchell, age 49, was named Chief Executive Officer and President of FSI in December 1999, was appointed a director in March 2000 and became Chairman of the board on January 23, 2002. From its formation in 1998 until December 1999, he was President of Air Products Electronic Chemicals, Inc., located in Carlsbad, California, a division of Pennsylvania-based Air Products and Chemicals, Inc. From 1991 to 1998, he served as President of Schumacher, a leading global chemical equipment and services supplier to the semiconductor industry. Mr. Mitchell is also a director of m • FSI LTD. Mr. Mitchell served as the 1999-2000 Chairman of the Board of Directors of Semiconductor Equipment and Materials International (“SEMI”), a leading global industry trade association, and remains a current member of the SEMI Board.

Class II Directors Whose Term Continues Until the 2007 Shareholders’ Meeting

      Willem D. Maris, age 65, has served as a director of FSI since January 2001. He is past Chairman of the Board of Management, President and Chief Executive Officer of ASM Lithography (“ASML”), a Netherlands company. Mr. Maris retired from ASML in December 1999 after serving as Chairman of the Board of Management, President and Chief Executive Officer since 1990. He is currently a member of the Board of Directors of Photronics, Inc. and is the Chairman of the Supervisory Board of BE Semiconductor Industries N.V.

      Krishnamurthy Rajagopal, age 51, has served as a director of FSI since January 2001. He has served since June 1998 as Chief Executive of BOC Edwards, a subsidiary of The BOC Group plc (“The BOC Group”). In July 2000, he was elected as an executive director of The BOC Group. Dr. Rajagopal joined BOC Edwards in 1981 and has held several positions at BOC Edwards. He was appointed Managing Director, Edwards Vacuum Products in 1993 and Managing Director, Vacuum Technology Division in 1996. He has a PhD in mechanical engineering. Dr. Rajagopal currently is a member of the Board of Directors of Japan Air Gases and of several wholly owned subsidiaries of The BOC Group.

      None of the directors or the nominee are related to one another or to any of our executive officers. The board has determined that each of Messrs. Maris, Rajagopal, Glarner, Bernards and Mitchell is independent as that term is defined under the National Association of Securities Dealers’ listing standards.

Information Concerning the Board of Directors

      The board met six times and adopted resolutions by written action three times in fiscal 2004. The board has an Audit and Finance Committee, a Compensation Committee, and a Corporate Governance and Nomination Committee .

      The Audit and Finance Committee, consisting of Messrs. Bernards, Glarner and Maris, met seven times and adopted resolutions by written action one time in fiscal 2004. The purpose of the Audit and Finance Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. The primary duties and responsibilities of the Audit and Finance Committee include selecting and evaluating our independent auditors and monitoring their independence; reviewing our financial reporting and disclosure matters; and overseeing certain compliance and regulatory matters.

      Our board of directors has determined that at least one member of our Audit and Finance Committee, James A. Bernards, is an “audit committee financial expert,” as that term is defined under Section 407 of the Sarbanes-Oxley Act of 2002 and the rules promulgated by the Securities and Exchange Commission in furtherance of Section 407. Each member of the Audit and Finance Committee is independent as that term is defined under the National Association of Securities Dealers’ listing standards, Section 301 of the Sarbanes-Oxley Act of 2002 and the rules adopted by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The Audit and Finance Committee operates under a written charter adopted by the board of directors, a copy of which is included in this proxy statement as Appendix B and can also be found on our website at www.fsi-intl.com.

      The Compensation Committee, consisting of Messrs. Bernards, Glarner and Wofford, met two times and adopted resolutions by written action two times in fiscal 2004. The Compensation Committee’s functions include: reviewing and reporting to the board on the programs for developing senior management personnel; approving and reporting to the board the executive compensation plans and the compensation (including incentive awards) of certain executives; and reviewing and approving our incentive plans. The Compensation Committee also grants or makes recommendations to the board concerning employee stock options and oversees our 1989 Stock Option Plan, 1994 Omnibus Stock Plan, 1997 Omnibus Stock Plan and Employees Stock Purchase Plan. The Compensation Committee operates under a written charter adopted by the board of directors, a copy of which can be found on our website at www.fsi-intl.com.

      The Corporate Governance and Nomination Committee, consisting of Messrs. Maris, Rajagopal and Wofford, met three times and did not adopt any resolutions by written action in fiscal 2004. Its functions include: evaluating and recommending qualified individuals to the board; reviewing the qualifications of individuals for election or re-election as members of the board; and reviewing the charters and membership of the board’s committees and board membership guidelines. It also oversees matters of corporate governance, including evaluation of our board and board committee performance and evaluation of our corporate governance guidelines. The Corporate Governance and Nomination Committee will consider persons whom shareholders recommend as candidates for election as company directors provided shareholders follow the procedures as set forth below in the “Director Nomination Process and Selection Criteria” section of this proxy. The Corporate Governance and Nomination Committee operates under a written charter adopted by the board of directors, a copy of which is included in this proxy statement as Appendix A and can also be found on our website at www.fsi-intl.com.

      Each committee reviews its charter in light of new corporate governance developments and may make additional recommendations to the Corporate Governance and Nominations Committee (if applicable) and the board for further revisions to reflect evolving best practices. During fiscal 2004, each of the directors attended at least 90 percent of the aggregate number of meetings of the board and of the committees on which he served.

Compensation of Directors

      Each of our non-employee directors receives a quarterly fee of $3,000 for service on the board and a per-meeting fee of $1,000 for attending meetings of the board. In addition, each non-employee director receives a fee of $500 for attending a meeting of a committee on which the director serves if held other than the day of, the day preceding or the day following a meeting of the board or an annual meeting of shareholders. In conjunction with certain cost cutting efforts, the board agreed to a reduction in its fees of 15 percent, effective January 1, 2002. The fee amounts were reinstated to the pre-January 1, 2001 amount effective January 1, 2004, and are reflected in the fee amounts noted above.

      Upon joining the board, each non-employee director receives a single grant of a nonstatutory stock option to purchase 20,000 shares of common stock under our 1997 Omnibus Stock Plan. The 1997 Omnibus Stock Plan was approved by our shareholders at the 1997 Annual Meeting of Shareholders. The purchase price of each share subject to an option is the fair market value of a share of our common stock at the time the option is granted. The options vest and become exercisable six months after the date of grant. Generally, the options expire ten years from the date of grant, but expiration may occur sooner in the event of an optionee’s death. Each person serving as a non-employee director of FSI immediately following an annual meeting of shareholders is granted a nonstatutory stock option under the 1997 Omnibus Stock Plan to purchase 7,500 shares of common stock at the fair market value at the time of grant. An annual non-employee director option vests and becomes exercisable on the January 1st following the date of grant. Generally, annual non-employee director options expire ten years after the date of grant.

Director Nomination Process and Selection Criteria

      The policy of the Corporate Governance and Nomination Committee (the “Governance Committee”) is to consider properly submitted shareholder nominations for candidates for membership on our board of directors as described below. In evaluating such nominations, the Governance Committee seeks to achieve a balance of knowledge, experience and capability.

      The Governance Committee will select nominees for directors pursuant to the following process:

•	the identification of director candidates by the Governance Committee based upon suggestions from current directors and senior management and recommendations by shareholders;

•	a review of the candidates’ qualifications by the Governance Committee to determine which candidates best meet the board’s required and desired criteria;

•	interviews of interested candidates, among those who best meet the desired criteria, by the chairman of the Governance Committee or the entire Governance Committee;

•	a report to the board by the Governance Committee on the selection process; and

•	formal nomination by the Governance Committee for inclusion in the slate of directors for the annual meeting of shareholders or appointment by the board to fill a vacancy during the intervals between shareholder meetings.

      The Governance Committee will reassess the qualifications of a director, including the director’s past contributions to the board and the director’s attendance and contributions at board and committee meetings, prior to recommending a director for reelection to another term.

      The Governance Committee will consider candidates recommended by shareholders provided shareholders follow the procedures set forth below in submitting recommendations. Shareholders who wish to recommend candidates for consideration by the Governance Committee must do so by submitting a written recommendation to:

Corporate Secretary
FSI International, Inc.
3455 Lyman Boulevard
Chaska, MN 55318-3052 USA

      Recommendations must be sent by certified or registered mail and received by our Corporate Secretary by September 1 of each year, for consideration at the next Annual Meeting of Shareholders. Recommendations must include the following:

•	shareholder’s name, number of shares owned, length of period held, and proof of ownership.

•	name, address, phone number and age of the candidate.

•	a resume describing, among other things, the candidate’s educational background, occupation, employment history, and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.).

•	a supporting statement which describes the candidate’s reasons for seeking election to the board and documents his or her ability to satisfy the director qualifications.

•	the candidate’s consent to a background investigation.

•	the candidate’s written consent to stand for election if nominated by the board and to serve if elected by the shareholders.

•	any other information that will assist the Governance Committee in evaluating the candidate.

      The Corporate Secretary will promptly forward these materials to the Governance Committee Chairman and the Chairman of the board. The Corporate Secretary will also maintain copies of these materials for two years after receipt for future reference by the Committee when filling board positions.

      The Governance Committee may contact recommended candidates to request additional information necessary for its evaluation or for disclosure under applicable rules of the Securities and Exchange Commission.

      Alternatively, shareholders may directly nominate a person for election to our board by complying with the procedures set forth in our By-laws, any applicable rules and regulations of the Securities and Exchange Commission and any applicable laws.

      Candidates for director nominees are reviewed in the context of the current composition of the board, our operating requirements and the long-term interests of our shareholders.

      The Governance Committee will consider, at a minimum, the following factors in recommending to our board potential new board members, or the continued service of existing members in addition to other factors it deems appropriate based on the current needs and desires of the board:

•	demonstrated character and integrity; an inquiring mind; experience at a strategy/policy setting level; sufficient time to devote to the affairs of the company; high-level managerial experience;

•	whether the member/potential member is subject to a disqualifying factor, such as relationships with competitors, customers, suppliers, contractors, counselors or consultants, or recent previous employment with the company;

•	the member’s potential member’s independence;

•	whether an existing member has reached retirement age or a term limit;

•	whether the member/potential member assists in achieving a mix of board members that represents a diversity of background and experience, including with respect to age, gender, international background, race and specialized industry experience;

•	whether the member/potential member, by virtue of particular experience, technical expertise, or specialized skills, will add specific value as a board member; and

•	any factors related to the ability and willingness of a new member to serve, or an existing member to continue his/her service.

      In addition to the above factors, our board has also adopted certain board guidelines which provide that (1) when a director of the company turns 72, such director will automatically retire from the board at our annual meeting of shareholders following the date such director turns 72; and (2) the Governance Committee may not recommend any person to serve as a director of the company after such person has passed his or her 70th birthday.

Executive Sessions of Outside Directors

      Our board has regularly scheduled, and used, time near the end of board sessions to meet without any company officers present.

Communications with Directors

      You can contact our full board, our independent directors as a group or any of the directors by writing to our Corporate Secretary at 3455 Lyman Boulevard, Chaska, Minnesota 55318-3052 USA. All communications will be compiled by the Corporate Secretary and submitted to the addressees on a periodic basis.

Other Information

      Three directors attended our annual shareholders meeting in January 2004. Additional information concerning the board, including committee charters and our Code of Business Conduct and Ethics applicable to our directors, employees and representatives, is available at www.fsi-intl.com.

Compensation Committee Interlocks and Insider Participation

      During fiscal 2004, the members of our Compensation Committee were James A. Bernards, Terrence W. Glarner and Charles R. Wofford. Mr. Wofford served as our Vice Chairman from February 1996 to December 2000.

INTERESTS OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

      As of November 30, 2004, we owned approximately 49 percent of the outstanding capital stock of m • FSI LTD, which distributes and acts as a licensee for certain of our products in Japan. Messrs. Donald S. Mitchell, Chairman, President and Chief Executive Officer; John C. Ely, Vice President; Global Sales and Service; and Benno G. Sand, Executive Vice President, Business Development and Investor Relations and Secretary, are directors of m • FSI.

      During the 2004 fiscal year, we sold approximately $11,153,000 of our products to m • FSI. Sales to m • FSI are made by us on commercially reasonable terms.

      The board has adopted a policy regarding transactions, other than sales in the normal course of business, between us and our affiliate, requiring that all such transactions be approved by a majority of the board and a majority of the disinterested non-employee directors and that all such transactions be for a bona fide business purpose and be entered into on terms at least as favorable to us as could be obtained from unaffiliated independent third parties.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors, certain officers and persons who own more than 10 percent of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission. These directors, officers and 10 percent shareholders are also required by the Securities and Exchange Commission’s rules to furnish us with copies of all Section 16(a) reports they file.

      Specific due dates for such reports have been established by the Securities and Exchange Commission and we are required to disclose in this proxy statement any failure to file reports by such dates during fiscal 2004. Based solely on our review of the copies of such reports received by us and written representations from certain reporting persons, we believe that during the fiscal year ended August 28, 2004, all Section 16(a) filing requirements applicable to our officers and directors and any 10 percent shareholders were complied with.

CERTAIN INFORMATION NOT DEEMED INCORPORATED BY REFERENCE

IN ANY SECURITIES AND EXCHANGE COMMISSION FILINGS

      Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities and Exchange Act of 1934 that might incorporate all or portions of future filings, including this proxy statement, with the Securities and Exchange Commission, in whole or in part, the following Report of the Audit and Finance Committee of the Board of Directors, the Report of the Compensation Committee of the Board of Directors on Executive Compensation on page 11 to page 13 and the Performance Graph on page 18 shall not be deemed to be incorporated by reference into any such filing or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities and Exchange Act of 1934.

REPORT OF THE AUDIT AND FINANCE COMMITTEE OF THE BOARD OF DIRECTORS

Membership and Role of the Audit and Finance Committee

      The Audit and Finance Committee consists of the following independent members of our board of directors: James A. Bernards, Terrence W. Glarner and Willem D. Maris. The purpose of the Audit and Finance Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. The primary duties and responsibilities of the Audit and Finance Committee include selecting and evaluating our independent auditors and monitoring their independence; reviewing our financial reporting and disclosure matters; and overseeing certain compliance and regulatory matters.

      The Audit and Finance Committee operates under a written charter adopted by the board of directors, a copy of which is attached to this proxy statement as Appendix B. The Audit and Finance Committee charter includes additional duties and responsibilities of the Audit and Finance Committee as required by the Sarbanes-Oxley Act of 2002, the rules promulgated by the Securities and Exchange Commission and the Nasdaq corporate governance rules.

Review of Our Audited Financial Statements for the Fiscal Year Ended August 28, 2004

      The Audit and Finance Committee has reviewed and discussed our audited financial statements for the fiscal year ended August 28, 2004 with management and with representatives of KPMG LLP, our independent registered public accountants. The Audit and Finance Committee has also discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      The Audit and Finance Committee has received from its independent registered public accountants the written disclosures regarding KPMG LLP’s independence as required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and discussed the independence of KPMG LLP with representatives of our independent registered public accountants.

      Based on the Audit and Finance Committee’s review and discussions noted above, the Audit and Finance Committee recommended that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended August 28, 2004 for filing with the Securities and Exchange Commission.

James A. Bernards	Terrence W. Glarner	Willem D. Maris

Members of the Audit and Finance Committee

Independent Registered Public Accountants Fees

      The following table shows the aggregate fees billed to us by KPMG LLP for services rendered during the fiscal years ended August 28, 2004 and August 30, 2003.

Description of Fees	Fiscal 2004 Amount	Fiscal 2003 Amount

Audit Fees(1)	$187,400	$213,500
Audit Related Fees(2)	13,400	14,400
Tax Fees(3)	139,200	122,600
All Other Fees	0	0

Total	$340,000	$350,500

(1)	Includes fees for the audit of the August 28, 2004 and August 30, 2003 financial statements and reviews of the related quarterly financial statements and assistance in responding to the Securities and Exchange Commission’s comment letter regarding our periodic reports.

(2)	Includes fees for benefit plan audits.

(3)	Includes fees for domestic and international tax returns, statutory reports, expatriate tax work, value added tax, customs and duty reporting and international tax planning.

     The Audit and Finance Committee approved all of the services described above.

Auditor Independence

      The Audit and Finance Committee has considered whether, and has determined that, the provision of non-audit services described under “Audit Related Fees,” “Tax Fees” and “All Other Fees” was compatible while maintaining the independence of KPMG LLP as our principal accountants.

Audit Committee Pre-Approval Policies

      In order to ensure that our independent registered public accountants are engaged only to provide audit and non-audit services that are compatible with maintaining their independence, the Audit and Finance Committee requires that all audit and permissible non-audit services provided by our independent registered public accountants be pre-approved by the Audit and Finance Committee or a designated member of the Audit and Finance Committee. These services may include audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services. The Audit and Finance Committee reviews each non-audit service to be provided and assesses the impact of the service on the auditor’s independence.

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REPORT OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Overview and Philosophy

      The Compensation Committee of the board is composed entirely of directors who are independent of management and free from any relationship that, in the opinion of the board of directors, would interfere with the exercise of independent judgment as a committee member. The current members of the Compensation Committee are Messrs. Bernards, Glarner and Wofford. The Compensation Committee operates under a written charter adopted by the board of directors, a copy of which can be found on our website at www.fsi-intl.com. The Committee’s basic responsibility is to assure that the senior executives of the company and its wholly owned subsidiaries are compensated effectively in a manner consistent with the stated compensation strategy of the company, internal equity considerations, competitive practice, and the requirements of the appropriate regulatory bodies. The Committee shall also communicate to shareholders the Company’s compensation policies as required by the Securities and Exchange Commission. Specific responsibilities are listed in the Compensation Committee charter.

      Our executive compensation program strives to be competitive with the compensation provided by comparable companies in the high technology and semiconductor equipment industry. In that respect, we compare ourselves to a self-selected peer group (which is broader than the peer group used in the performance graph that is included in this proxy statement). The self-selected peer group is subject to occasional change as members of the peer group alter their focus, merge or are acquired, or as new peers or competitors emerge. In comparing itself to members of this peer group, we rely upon salary survey data developed and published by several external sources.

      The Compensation Committee annually conducts a review of its executive compensation program. The purpose of the review is to ensure that our executive compensation program meets the objectives listed above. In its review, the Compensation Committee considers data submitted by management and external data, including industry-related compensation surveys.

      Executive compensation at FSI has three components: base salary, incentive bonus and stock options. The Compensation Committee uses its discretion to set executive compensation at levels which, in its judgment, are warranted by external, internal and individual circumstances. In particular, the compensation program is designed to set total compensation potential (salary, annual bonus and stock options) at a level similar to the level of total compensation paid to similarly positioned executives within our compensation peer group. We do not currently have a policy with respect to the limit under Internal Revenue Code Section 162(m) on the deductibility of the qualifying compensation paid to our executives.

Base Salary

      The base salary of each of the executive officers, including the Chief Executive Officer, is targeted to be at or near the competitive median within the high technology and semiconductor equipment industry peer group to which we compare ourselves for compensation purposes. In determining an individual’s base salary, the Compensation Committee considers the compensation levels of similar positions within the peer group, the responsibilities and performance of the individual executive officer and our recent financial performance.

      Generally, salary decisions are made by the Compensation Committee at the beginning of each calendar year based upon evaluations and recommendations made by the Chief Executive Officer. A performance assessment for each executive officer reporting to the Chief Executive Officer is submitted to the Compensation Committee. The appraisal typically assesses such individual’s performance in the following areas: accountabilities of the position, individual goals and objectives, special projects and assignments, management skills, leadership competencies and the achievement of learning and development goals. Generally, a salary recommendation is made based upon the individual’s overall performance assessment and where the individual’s salary falls within the range of salaries reported for similar positions in the peer group and technology and semiconductor industry compensation surveys. Our executive management team, in conjunction with our cost cutting efforts, reduced their base salaries five percent in January 2002. This was in addition to the ten percent base salary reduction in March 2001. These salaries were reinstated to the pre-March 2001 amounts in January 2004.

Incentive Bonuses

      Executive officers are each eligible to receive an annual incentive bonus at the end of the fiscal year based upon our financial performance, primarily operating income results. The purpose of this annual cash incentive program is to provide a direct financial incentive to executives to meet or exceed our annual corporate financial and operating income goals.

      Cash bonus awards are calculated based upon a specified percentage of base salary determined primarily upon the individual’s job level within the organization and survey data from our selected peer group and technology and semiconductor equipment industry compensation surveys for comparable positions. An individual’s potential annual incentive bonus at goal is determined at the beginning of the fiscal year by the Compensation Committee based upon recommendations made by the Chief Executive Officer. For fiscal 2004 we exceeded our plan financial performance, however, since we did not achieve operating income, no incentive awards under the plan were made to executive officers for fiscal 2004.

      The Compensation Committee also has the authority to grant discretionary bonuses to executive officers and other employees to recognize extraordinary efforts or outstanding contributions relating to our important projects. It has done so infrequently. No such bonuses were paid to executive officers.

Stock Options

      Stock options are the principal vehicle used by us for the payment of long-term compensation. We award stock options to align the interests of our executive officers and key personnel with those of our shareholders and to increase our long-term value. Through deferred vesting, this component of our compensation creates an incentive for individuals to remain with us. The objectives of stock option grants are to assist in the recruitment, motivation and retention of key professional and managerial personnel as well as to reward eligible employees for outstanding performance and to provide a stock-based incentive to improve our financial performance.

      Generally, stock options are granted to eligible employees from time to time based primarily upon the individual’s actual and/or potential contributions and our financial performance. To date, all stock options have been granted at or above fair market value. Generally, such options vest over a period of several years. Accordingly, an executive officer receiving an option generally is rewarded only if the market price of our common stock appreciates. Stock options are authorized by the Compensation Committee. Since long-term options generally vest over time, we periodically grant new options to provide continuing incentives for future performance. The size of previous grants and the number of options held are considered by the Compensation Committee, but are not entirely determinative of future grants. Stock options were awarded to executive officers in February 2004.

Chief Executive Officer’s Compensation

      The Compensation Committee determines the Chief Executive Officer’s compensation package in accordance with the methodology described above. Total compensation is targeted at the competitive median of chief executive officers in the selected peer group. In evaluating and setting the Chief Executive Officer’s target annual compensation, the Compensation Committee reviews our business and financial performance and total compensation data from the comparable peer group. That review is based upon a number of factors including sales, earnings, market share, cash flow and total shareholder return. The Compensation Committee does not assign relative weights or rankings to these factors, but instead makes a subjective determination based upon a consideration of all of these factors as well as the progress made with respect to our long-term goals and strategies.

Base Salary

      In determining Mr. Mitchell’s base salary, the Compensation Committee reviewed compensation levels of the peer group’s chief executive officers and Mr. Mitchell’s skills and experience. Mr. Mitchell was hired in fiscal 2000 and has not received an increase in base salary since then. Due to weakening industry conditions, he along with other executive officers took a ten percent reduction in base salary in March 2001, and an additional five percent in January 2002. Mr. Mitchell’s base salary was reinstated back to the fiscal 2000 level in January 2004, along with the salaries of all other FSI employees.

Incentive Bonus

      Mr. Mitchell’s potential incentive bonus as a percentage of base salary at goal financial and strategic objectives are established by the Compensation Committee and reflects its determination of what is an appropriate incentive by putting a substantial portion of his compensation at risk. Several factors are considered, including our financial goals, incentive targets reported by our peer group and high technology and semiconductor equipment industry compensation surveys. In fiscal year 2004, Mr. Mitchell was eligible to receive up to 100 percent of his base salary at goal financial and strategic performance assuming our objectives were met. For fiscal 2004, we exceeded our plan financial performance for the year, however, Mr. Mitchell did not receive an incentive award since we did not achieve operating income and the strategic performance levels established at the beginning of the year.

Stock Options

      As with other members of management, Mr. Mitchell is periodically awarded stock options. Mr. Mitchell was granted a stock option of 75,000 shares at the price of $7.669 per share in February 2004 pursuant to the guidelines and procedures described above. The options vest over three years.

James A. Bernards	Terrence W. Glarner	Charles R. Wofford

Members of the Compensation Committee

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EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

      The following table shows for each of the Named Executives as of the fiscal year ended August 28, 2004, who served in that capacity during any portion of fiscal 2004, certain summary information concerning compensation paid or accrued by us for services in all capacities for the last fiscal year as well as compensation earned by such person for the previous two fiscal years (if the person was a Named Executive during any part of such fiscal year):

Summary Compensation Table

		Annual Compensation			Long-Term Compensation

					Awards		Payouts

					Restricted	Securities
				Other Annual	Stock	Underlying	LTIP	All Other
Name and	Fiscal	Salary	Bonus	Compensation	Awards(s)	Options/SARs	Payouts	Compensation
Principal Position	Year	($)	($)	$(1)	($)	(#)	($)	($)(2)

Donald S. Mitchell,	2004	330,481	—	15,000	—	75,000	—	0
Chairman, President and	2003	299,250	—	15,000	—	150,000	—	0
Chief Executive Officer	2002	305,308	—	15,000	—	74,000	—	26,804
Benno G. Sand,	2004	218,117	—	15,000	—	40,000	—	0
Executive Vice President,	2003	197,505	—	15,000	—	50,000	—	0
Business Development,	2002	201,503	—	15,000	—	34,600	—	26,815
Investor Relations and Secretary
Patricia M. Hollister,	2004	169,962		15,000	—	43,000	—	0
Chief Financial Officer	2003	153,900	—	15,000	—	40,000	—	0
and Assistant Secretary	2002	157,015	—	15,000	—	34,100	—	21,618
John C. Ely,	2004	169,962		15,000	—	50,000	—	0
Vice President Global	2003	153,900	—	15,000	—	60,000	—	0
Sales and Service	2002	157,015	—	15,000	—	52,100	—	21,618

(1)	Represents cash payment in lieu of perquisites.

(2)	Compensation reported represents the dollar value of premiums paid by us on split-dollar life insurance policies. We suspended premium payments in September 2002 into the split-dollar life insurance policies. Thereafter, all such split-dollar life insurance policies, other than certain policies held by Benno Sand, were transferred in total by such executives to us without payment. With respect to these transferred policies, the executives no longer have any interest therein as an owner, beneficiary or otherwise. With respect to certain policies covering Mr. Sand, we have terminated any interest or obligation we have in such policies in exchange for the payment by Mr. Sand to us of an amount equal to all premiums previously made by us with respect to such policies.

Stock Options

Option/ SAR Grants in Last Fiscal Year

      The following table sets forth individual grants of stock options made to the Named Executives during the fiscal year ended August 28, 2004.

Individual Grants					Potential Realizable
					Value at Assumed
	Number of				Annual Rates of
	Securities	Percent of Total			Stock Price Appreciation
	Underlying	Options/SARs			for Option Term(2)
	Options/SARs	Granted to Employees	Exercise or
Name	Granted(1)	in Fiscal Year	Base Price($/Sh)	Expiration Date	5%($)	10%($)

Donald S. Mitchell	75,000	11.22%	$7.669	2/26/2014	361,700	916,700
Benno G. Sand	40,000	5.98%	$7.669	2/26/2014	192,900	488,900
Patricia M. Hollister	43,000	6.43%	$7.669	2/26/2014	207,400	525,600
John C. Ely	50,000	7.48%	$7.669	2/26/2014	241,100	611,100

(1)	All of these options were granted under our 1997 Omnibus Stock Plan. The options granted become exercisable in 12 equal cumulative quarterly increments beginning on the first quarter anniversary of the date of grant. All options were granted at fair market value on the date of grant and have a term of ten years. Generally all of the options will become fully exercisable upon approval by our shareholders of a merger, plan of exchange, sale of substantially all of our assets or plan of liquidation.

(2)	We recommend caution in interpreting the financial significance of these figures. They are calculated by multiplying the number of options granted by the difference between a future hypothetical stock price and the option exercise price and are shown pursuant to rules of the Securities and Exchange Commission. They assume the value of our stock appreciates five percent or ten percent each year, compounded annually, for the term of each option and do not take into account any taxes that would be due. They are not intended to forecast possible future appreciation, if any, of such stock price or to establish a present value of options. Also, if appreciation does occur at the five percent or ten percent per year rate, the amounts shown would not be realized by the recipients until the end of the option term.

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Aggregated Option/ SAR Exercises in Fiscal Year 2004

and Fiscal Year End Option/ SAR Values

      The following table shows, as to the Named Executives, information concerning stock options exercised during fiscal 2004 and the value of options held by such persons at the end of fiscal 2004 including those listed in the table above.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
	Number of		Options/ SARs at Fiscal		Options/ SARs
	Shares Acquired	Value Realized	Year-End		at Fiscal Year-End($)(2)
Name	on Exercise	($)(1)	Exercisable/ Unexercisable		Exercisable/Unexercisable

Donald S. Mitchell	-0-	—	584,881	187,169	83,500	167,000
Benno G. Sand	20,000	20,800	223,448	78,202	27,800	55,700
Patricia M. Hollister	-0-	—	132,282	73,868	22,300	44,500
John C. Ely	1,500	1,000	143,649	99,035	33,400	66,800

(1)	Represents market value of underlying securities on date of exercise less the exercise price.

(2)	Represents market value of underlying securities at the end of fiscal 2004 ($4.84 per share) less the exercise price.

Equity Compensation Plan Information

      The following table provides information as of August 28, 2004 for our compensation plans under which equity securities may be issued(1):

		(b)	(c)
	(a)		Number of Securities
	Number of Securities to		Remaining Available for
	be Issued Upon		Future Issuance Under Equity
	Exercise of Outstanding	Weighted-Average Exercise	Compensation Plans
	Options, Warrants and	Price of Outstanding Options,	(Excluding Securities
Plan Category	Rights	Warrants and Rights	Reflected in Column (a))

Equity compensation plans approved by security holders	3,766,617 (2)	$7.93	949,447 (3)
Equity compensation plans not approved by security holders	—	—	—

Total	3,766,617	$7.93	949,447

(1)	The table does not include the YieldUP 1995 Stock Option Plan assumed by us in connection with our acquisition of YieldUP International Corporation on October 20, 1999. As of August 28, 2004, there were 71 shares of common stock subject to issued but unexercised options under the YieldUP 1995 Stock Option Plan. The weighted-average price of the outstanding options under the YieldUP 1995 Stock Option Plan is $2.89. We cannot grant additional awards under the YieldUP 1995 Stock Option Plan.

(2)	Includes 3,644,067 shares of common stock subject to issued but unexercised options under our 1997 Omnibus Stock Plan and 122,550 shares of common stock subject to issued but unexercised options under our 1994 Omnibus Stock Plan.

(3)	Includes 569,882 shares of common stock available for issuance under our 1997 Omnibus Stock Plan and 379,565 shares of common stock available for issuance under our Employees Stock Purchase Plan.

Employment and Change in Control Agreements

      In March 2001, we entered into an agreement with Mr. Benno G. Sand, agreeing to pay him 12 months base salary if he is terminated other than for cause, resigns after giving at least 90 days notice or dies while employed by us.

      We also have management agreements with Messrs. Mitchell, Sand and Ely and Ms. Hollister. The management agreements are operative only upon the occurrence of certain changes in control of FSI. Absent a change in control, the management agreements do not require us to retain the executive officers or to pay them any specified level of compensation or benefits. However, we have adopted a severance plan which does provide severance benefits to employees in certain circumstances.

      Each management agreement provides that if, within two years after a change in control, as defined in the management agreements, the executive officer’s employment is terminated by us other than (i) for cause, (ii) on account of the death, disability or retirement of the executive, or (iii) voluntarily by the executive (other than voluntary terminations following events that constitute a “Constructive Involuntary Termination,” as defined in the management agreements, and which term includes compensation reductions, demotions, relocations and excessive travel), the executive is entitled to receive a lump sum severance payment.

      The amount of the lump sum severance payment is equal to two times the individual’s highest rate of compensation during the 12 months immediately preceding the change in control. In addition, in lieu of no longer being eligible to participate in our incentive plans, the individual would receive a lump sum amount equal to two times the plan level payment in effect for the individual under the then-current incentive plan, together with an aggregate per-diem amount, at the plan level, for the number of days elapsed in the then-current fiscal year through the individual’s date of termination. The management agreements also provide for certain cash payments for outplacement services and in lieu of certain insurance and benefit plans. If a change in control of FSI occurred and resulted in the termination of an executive officer, giving rise to payments under these management agreements, then as of August 28, 2004, the approximate amounts payable to our executive officers would have been as follows: Mr. Mitchell $1,465,800; Mr. Sand $897,400; Ms. Hollister $713,800; and Mr. Ely $713,800.

Compensation Committee Interlocks as Insider Participants

      No member of the Compensation Committee was at any time during our 2004 fiscal year an officer or employee of FSI. Charles R. Wofford served as our vice chairman from February 1996 to December 2000.

      None of our executive officers has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our board of directors.

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PERFORMANCE GRAPH

      The graph below compares the performance of our common stock to the cumulative five year performance of the Nasdaq Stock Market — U.S. Companies (“Nasdaq-US”), PHLX Semiconductor Sector (“SOX Index”), which can be found at www.phlx.com, and our peer group index over the period of August 28, 1999 through August 28, 2004.

      For several years, we have used a self-selected peer group index of companies that manufacture equipment used in the microelectronics industry, as there was no published industry or line of business index that we believed appropriate for comparison purposes. The peer group index consists of the following companies: Applied Materials, Inc.; ASM Lithography Holding NV; Lam Research Corporation; Mattson Technology, Inc.; Novellus Systems, Inc.; Semitool, Inc.; and Ultratech Stepper, Inc.

      Due to changes in the component companies of the peer group index during the past several years, including mergers and consolidations of the component companies, and the difficulty in collecting peer group data, we have decided to discontinue showing the peer group index in next year’s proxy statement. This index is being replaced by the SOX Index, which is included in the performance graph for comparison purposes and includes a broader group of companies in the microelectronics industry.

      The chart below assumes that $100 was invested on August 28, 1999 in each of our common stock, the Nasdaq-US, the SOX Index and the peer group index and that all dividends were reinvested. In addition, the graph weights the constituent companies on the basis of their respective market capitalizations measured at the beginning of or near the beginning if the information was not available as of the specific date, of each relevant time period.

	August 1999	August 2000	August 2001	August 2002	August 2003	August 2004

FSI International, Inc.	100	256	205	68	68	75
Nasdaq-U.S.	100	146	69	48	66	67
Peer Group Index	100	186	125	66	109	80
SOX Index	100	218	114	57	87	73

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PROPOSAL TO AMEND THE FSI 1997 OMNIBUS STOCK PLAN

(Proposal 2 on the Proxy Card)

Amendment to the FSI 1997 Omnibus Stock Plan

      The board of directors recently approved an amendment to our 1997 Omnibus Stock Plan, as amended, increasing the number of shares reserved for grant under the plan by 300,000. The board took this action to enable us to continue to offer our employees, consultants and non-employee directors the opportunity to realize stock appreciation and facilitate stock ownership in FSI as well as to facilitate the retention or recruitment of high caliber individuals to key management positions. Our shareholders are being asked to approve this amendment at the meeting.

      Our 1997 Omnibus Stock Plan was approved by our board of directors on December 2, 1996 and by our shareholders on January 22, 1997. Our shareholders have previously approved amendments to the 1997 Omnibus Stock Plan to increase the number of shares of common stock reserved for issuance thereunder. As of December 8, 2004 (the meeting record date), there were 4,800,000 shares authorized under the plan, representing 16.0 percent of the total shares outstanding. Of that amount, 567,961 shares are available for future option grants and 3,643,154 shares are subject to issued but unexercised options. In addition, as of December 8, 2004, there were 102,621 stock options outstanding under our prior stock option plans, representing 0.3 percent of the total outstanding shares as of the record date. In the aggregate, there are 3,745,775 shares subject to outstanding options or that are available for issuance, constituting 12.5 percent of the total outstanding shares. In the event the proposal to increase the number of shares by 300,000 is approved by our shareholders, the total percent of shares available for issuance (including those currently subject to issued but unexercised option grants) based upon the total outstanding shares as of December 8, 2004 would be approximately 15.4 percent.

      Our Compensation Committee and the board of directors continue to believe that stock-based compensation programs are a key element in achieving our continued financial and operational success. Our compensation programs have been designed to motivate our representatives to work as a team to achieve the corporate goal of maximizing shareholder return.

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Option Grants

      All awards granted under our 1997 Omnibus Stock Plan have been in the form of options to purchase shares of our common stock. The following table presents (a) the number of shares of common stock subject to options granted under our 1997 Omnibus Stock Plan from its inception (net of cancelled options, but including exercised options) through December 8, 2004 to each individual and group indicated and (b) the weighted-average exercise price payable per share under such options granted to each individual and group indicated. No associate of any director or officer has received options under the 1997 Omnibus Stock Plan and, except as set forth below, no person has received five percent or more of the total options granted under the 1997 Omnibus Stock Plan.

	Number of Shares of	Weighted-Average
	Common Stock Subject to	Exercise Price of
Name and Position	Granted Options	Granted Options

Donald S. Mitchell, Chairman, President and Chief Executive Officer	772,050	$8.49
Benno G. Sand, Executive Vice President, Business Development, Investor Relations and Secretary	264,150	$8.15
Patricia M. Hollister, Chief Financial Officer and Assistant Secretary	208,350	$8.16
John C. Ely, Vice President Global Sales and Service	240,850	$7.58
All current executive officers as a group	1,485,400	$8.24
All current directors who are not executive officers as a group	256,000	$9.76
Terrence W. Glarner Director-Nominee	48,000	$10.50
All employees, including all current officers who are not executive officers, as a group	2,743,884	$7.68

      As of December 8, 2004, the fair market value of our common stock underlying options granted pursuant to our 1997 Omnibus Stock Plan was $4.29 per share, based on the closing price of our common stock reported on the Nasdaq National Market on that date.

Registration with the Securities and Exchange Commission

      Following approval of the increase in the number of shares available under our 1997 Omnibus Stock Option Plan, we intend to amend our registration statement covering our 1997 Omnibus Stock Option Plan to include the additional shares.

Purpose

      The purpose of the 1997 Omnibus Stock Plan is to motivate key employees to produce a superior return to our shareholders by offering eligible personnel an opportunity to realize stock appreciation, by facilitating their stock ownership and by rewarding them for achieving a high level of corporate financial performance. In addition, the 1997 Omnibus Stock Plan promotes our interests and the interests of our shareholders by providing non-employee directors with an opportunity to acquire a proprietary interest in us, to compensate non-employee directors for their contributions and to aid in attracting and retaining non-employee directors. Options granted under the 1997 Omnibus Stock Plan to non-employee directors are nonstatutory stock options that do not meet the requirements of Section 422 of the Internal Revenue Code.

Administration

      The 1997 Omnibus Stock Plan is periodically reviewed by the Compensation Committee. The Compensation Committee has the authority to adopt, revise and waive rules relating to the 1997 Omnibus Stock Plan and to determine the timing and identity of participants, the amount of any awards and other terms and conditions of awards. The Compensation Committee may delegate its responsibilities under the 1997 Omnibus Stock Plan to members of our management or to others with respect to the selection and grants of awards to our employees who are not deemed to be officers, directors or ten percent shareholders under applicable federal securities laws. Certain grants of options and the amount and nature of the awards to be granted to non-employee directors are automatic. Because the 1997 Omnibus Stock Plan has two basic components, options for non-employee directors and discretionary options for employees and consultants, the terms of which are substantially different, these two separate components of the 1997 Omnibus Stock Plan are described separately below.

Awards to Employees and Consultants

Eligibility and Number of Shares

      All of our employees and those of our subsidiaries are eligible to receive awards under the 1997 Omnibus Stock Plan at the discretion of the Compensation Committee. Nonstatutory stock options under the 1997 Omnibus Stock Plan also may be awarded by the Compensation Committee to individuals or entities that are not employees but who provide services to FSI or our affiliates in capacities such as advisers, directors and consultants. We and our subsidiaries presently have an aggregate of approximately 470 employees.

      As of December 8, 2004, the total number of shares of our common stock available for distribution under the 1997 Omnibus Stock Plan was 567,961 (subject to adjustment for future stock splits, stock dividends and similar changes in our capitalization). Subject to these limitations, there is no limit on the number of shares in respect of which awards may be granted by the Compensation Committee to any person.

      The 1997 Omnibus Stock Plan provides that all awards are subject to agreements containing the terms and conditions of the awards. Such agreements will be entered into by the recipients of the awards and us on or after the time the awards are granted and are subject to amendment to the extent permitted by law, including unilateral amendment by us unless such amendments are determined by the Compensation Committee to be materially adverse to the participant. Any shares of our common stock that are subject to awards under the 1997 Omnibus Stock Plan, but are not used because the terms and conditions of the awards are not met, may be reallocated as though they had not previously been awarded, unless such shares were used to calculate the value of stock appreciation rights which have been exercised.

Types of Awards

      The types of awards that may be granted under the 1997 Omnibus Stock Plan include restricted and unrestricted stock, incentive and nonstatutory stock options, stock appreciation rights, performance units and other stock-based awards. Subject to the restrictions described in this proxy statement with respect to incentive stock options, such awards are exercisable by the participants at such times as are determined by the Compensation Committee. Except as noted below, during the lifetime of a person to whom an award is granted, only that person (or that person’s legal representative) may exercise an option or stock appreciation right, or receive payment with respect to performance units or any other award. No award may be sold, assigned, transferred, exchanged or otherwise encumbered other than pursuant to a qualified domestic relations order. However, the Compensation Committee may provide (i) that an award shall be transferable to a successor in the event of a participant’s death, or (ii) that an award (other than incentive stock options) may be transferable to members of the participant’s immediate family or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if the participant does not receive any consideration for the transfer.

      In addition to the general characteristics of all of the awards described in this proxy statement, the basic characteristics of each type of award that may be granted to an employee (and in some cases, a consultant, director or other advisor) under the 1997 Omnibus Stock Plan are as follows:

Restricted and Unrestricted Stock, and Other Stock-Based Awards

      The Compensation Committee is authorized to grant, either alone or in conjunction with other awards, stock and stock-based awards. The Compensation Committee shall determine the persons to whom such awards are made, the timing and amount of such awards and all other terms and conditions. Our common stock granted to participants may be unrestricted or may contain such restrictions, including provisions requiring forfeiture and imposing restrictions upon stock transfer, as the Compensation Committee may determine. Unless forfeited, the recipient of restricted common stock will have all other rights of a shareholder, including without limitation, voting and dividend rights. The 1997 Omnibus Stock Plan provides that no more than 100,000 shares in the form of restricted stock and 25,000 shares in the form of unrestricted stock can be issued under the 1997 Omnibus Stock Plan.

      To date no such awards have been made under the 1997 Omnibus Stock Plan nor are any currently contemplated.

Incentive and Nonstatutory Stock Options

      Both incentive stock options and nonstatutory stock options may be granted to participants at such exercise prices as the Compensation Committee may determine but not less than 100 percent of the fair market value (as defined in the 1997 Omnibus Stock Plan) of the underlying stock as of the date the option is granted. Stock options may be granted and exercised at such times as the Compensation Committee may determine, except that unless applicable federal tax laws are modified, (i) no incentive stock options may be granted more than ten years after the effective date of the 1997 Omnibus Stock Plan, (ii) an incentive stock option shall not be exercisable more than ten years after the date of grant and (iii) the aggregate fair market value of the shares of our common stock with respect to which incentive stock options held by an employee under the 1997 Omnibus Stock Plan and any of our (or our affiliates’) other option plans may first become exercisable in any calendar year may not exceed $100,000. Additional restrictions apply to an incentive stock option granted to an individual who beneficially owns ten percent or more of our outstanding shares.

      The purchase price for stock purchased upon the exercise of the options may be payable in cash, in stock having a fair market value on the date the option is exercised equal to the option price of the stock being purchased or in a combination of cash and stock, as determined by the Compensation Committee. The Compensation Committee may permit optionees to simultaneously exercise options and sell the stock purchased upon such exercise pursuant to brokerage or similar relationships and use the sale proceeds to pay the purchase price. The Compensation Committee may provide, at or after the grant of a stock option, that a 1997 Omnibus Stock Plan participant who surrenders shares of stock in payment of an option shall be granted a new incentive or nonstatutory stock option covering a number of shares equal to the number of shares so surrendered.

      In addition, options may be granted under the 1997 Omnibus Stock Plan to employees of entities acquired by us in substitution of options previously granted to them by the acquired entity.

Stock Appreciation Rights and Performance Units

      The value of a stock appreciation right granted to a participant is determined by the appreciation in our common stock, subject to any limitations upon the amount or percentage of total appreciation that the Compensation Committee may determine at the time the right is granted. The participant receives all or a portion of the amount by which the fair market value of a specified number of shares, as of the date the stock appreciation right is exercised, exceeds a price specified by the Committee at the time the right is granted. The price specified by the Compensation Committee must be at least 100 percent of the fair market value of the specified number of shares of our common stock to which the right relates determined as of the date the stock appreciation right is granted. No stock appreciation right may be exercised less than six months from the date it is granted unless the participant dies or becomes disabled.

      Performance units entitle the participant to payment in amounts determined by the Compensation Committee based upon the achievement of specified performance targets during a specified term. Payments with respect to stock appreciation rights and performance units may be paid in cash, shares of our common stock or a combination of cash and shares as determined by the Compensation Committee. To date no such awards have been made under the 1997 Omnibus Stock Plan nor are any currently contemplated.

Acceleration of Awards, Lapse of Restrictions, Forfeiture

      The Compensation Committee may provide for the lapse of restrictions on restricted stock or other awards, stock appreciation rights and other awards or acceleration of the term with respect to which the achievement of performance targets for performance units is determined in the event of a change in control of FSI, other fundamental changes in our corporate structure, the death of the participant or such other events as the Compensation Committee may determine. The 1997 Omnibus Stock Plan provides that the exercisability of options granted under the plan will accelerate in the event of a change in control of FSI. The Compensation Committee may provide that certain awards may be exercised in certain events after the termination of employment or death of the participant.

      The Compensation Committee may condition a grant upon the participant’s agreement that in the event of certain occurrences, which may include a participant’s competition with, unauthorized disclosure of confidential information of, or violation of the applicable business ethics policy or other business policies of ours or any of our affiliates, the awards paid to the participant within six months prior to the termination of employment of the participant (or their economic value) may be subject to forfeiture at the Compensation Committee’s option.

Adjustments, Modifications, Termination

      The 1997 Omnibus Stock Plan gives the Compensation Committee discretion to adjust the kind and number of shares available for awards or subject to outstanding awards, the option price of outstanding options, and performance targets for, and payments under, outstanding awards of performance units in the event of mergers, recapitalizations, stock dividends, stock splits or other relevant changes. However, our By-laws currently provide that neither the board nor a board committee may reprice options already issued and outstanding without prior approval of our shareholders. Adjustments in performance targets and payments on performance units are also permitted upon the occurrence of such other events as may be specified by the Compensation Committee, which may include changes in our accounting practices or changes in the participant’s title or employment responsibilities. The 1997 Omnibus Stock Plan also gives the board the right to terminate, suspend or modify the 1997 Omnibus Stock Plan, except that amendments to the 1997 Omnibus Stock Plan are subject to shareholder approval if needed to comply with the incentive stock option provisions of federal tax laws. Under the 1997 Omnibus Stock Plan, the Compensation Committee may cancel outstanding options and stock appreciation rights generally in exchange for cash payments to the participants in the event of certain dissolutions, liquidations, mergers, statutory share exchanges or other similar events involving the Company.

Non-Employee Director Options

Agreements

      The 1997 Omnibus Stock Plan provides that all options granted under the plan be subject to agreements governing the terms and conditions of the awards. Such agreements will be entered into by the non-employee directors and us on or after the time the options are granted. Any shares of common stock subject to an option under the 1997 Omnibus Stock Plan that are not used because the terms and conditions of the option are not met may be reallocated under the plan as though they had not previously been awarded.

Types of Awards

      There are two types of automatic option grants under the terms of the 1997 Omnibus Stock Plan: initial non-employee director options and annual non-employee director options.

Initial Non-Employee Director Options

      Each non-employee director first elected or appointed to the board is entitled to receive a single grant of an option, on the date such director first becomes a director, to purchase 20,000 shares of our common stock.

      Subject to the prior expiration of an initial non-employee director option as described below, these options vest and become exercisable six months after the date of grant. In the event of a change in control of FSI (as defined in the 1997 Omnibus Stock Plan) or the death of a non-employee director, certain initial non-employee director options held by such individual or his or her legal representative that was not previously exercisable shall become immediately exercisable in full.

Annual Non-Employee Directors Options

      For each Annual Meeting of Shareholders during the term of the 1997 Omnibus Stock Plan, each individual serving as our non-employee director immediately following such annual meeting shall be granted, by virtue of serving as our non-employee director, a nonstatutory stock option to purchase 7,500 shares of our common stock. Such annual non-employee directors’ options shall be deemed to be granted to each non-employee director immediately after such annual meeting and shall be granted regardless of whether or not such non-employee director previously received, or simultaneously receives, an initial non-employee director option. Initial non-employee director options and annual non-employee director options together are hereinafter sometimes referred to as “non-employee director options.”

      Annual non-employee director options shall vest and become exercisable on the January 1st following the date of grant. Each such option, to the extent exercisable, shall be exercisable in whole or in part.

      In the event of a change in control of FSI or the death of a non-employee director, grants of annual non-employee director options held by such individual or his or her legal representative that were not previously exercisable shall become immediately exercisable in full.

Termination of Non-Employee Director Options

      Each non-employee director option granted pursuant to the 1997 Omnibus Stock Plan and all rights to purchase common stock thereunder shall terminate on the earliest of:

(i) ten years after the date such option is granted;

(ii) the expiration of the period specified in the agreement after the death or permanent disability of a non-employee director;

(iii) the date, if any, fixed for cancellation pursuant to the 1997 Omnibus Stock Plan (e.g., in the event of a dissolution, liquidation or merger, etc.); or

(iv) 90 days after the date the non-employee director ceases to be our director; provided, however, that the option shall be exercisable during this 90-day period only to the extent that the option was exercisable as of the date the person ceases to be a non-employee director, unless the cessation results from the director’s death or permanent disability. Notwithstanding the preceding sentence, if a non-employee director who resigns or whose term expires then becomes our consultant or employee within 90 days of such resignation or term expiration, the non-employee director options of such person shall continue in full force and effect.

      In no event shall such option be exercisable at any time after its original expiration date. When an option is no longer exercisable, it shall be deemed to have lapsed or terminated and will no longer be outstanding.

     Purchase Price and Exercise of Non-Employee Director Options

      All non-employee director options granted pursuant to the 1997 Omnibus Stock Plan are nonstatutory stock options and the price per share of common stock subject to a non-employee director option is 100 percent of the fair market value of our common stock on the date of grant as defined in the 1997 Omnibus Stock Plan.

      A non-employee director option may be exercised in whole or in part by delivery of a written notice of exercise accompanied by payment in full of the exercise price in cash, in shares of previously acquired common stock having a fair market value at the time of exercise equal to the exercise price or a combination thereof.

      During the lifetime of a non-employee director, only the non-employee director or his or her guardian or legal representative may exercise the option. An option may be assignable or transferable by the non-employee director to the extent authorized by the Compensation Committee. An option may be exercised after the death or permanent disability of the non-employee director by such individual’s legal representatives, heirs or legatees, but only within the period specified in the agreement relating to such non-employee director options.

Other Awards

      The Compensation Committee, in its discretion, may grant options or other awards to a non-employee director, but only in substitution for non-employee director options held by that director. To date no such awards have been granted and none are currently contemplated.

Adjustments, Modifications, Termination

      The Compensation Committee may provide for the accelerated exercisability of non-employee director options in the event of a change in control of FSI, other fundamental changes in our corporate structure, the death of the non-employee director or such other events as the Compensation Committee may determine. The Compensation Committee may also provide that certain awards may be exercised in certain events after the termination of services of the non-employee director or the death of the recipient.

      In addition, the termination of a non-employee director’s award may be delayed in the event that the non-employee director enters into a consulting or other advisory role with us which may, in some cases, involve entering into a non-compete agreement with us.

Federal Tax Considerations

      We have been advised by our counsel that awards made under the 1997 Omnibus Stock Plan generally will result in the following tax events for United States citizens under current United States federal income tax laws:

Restricted and Unrestricted Stock

      Unless the participant files an election to be taxed under Section 83(b) of the Internal Revenue Code, (a) the participant will not realize income upon the grant of restricted stock, (b) the participant will realize ordinary income, and we will be entitled to a corresponding deduction, when the restrictions have been removed or expire, and (c) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Internal Revenue Code, the tax consequences to the participant and us will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

      With respect to awards of unrestricted stock, (a) the participant will realize ordinary income and we will be entitled to a corresponding deduction upon the grant of the unrestricted stock and (b) the amount of such ordinary income and deduction will be the fair market value of such unrestricted stock on the date of grant.

      When the participant disposes of restricted or unrestricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss.

Incentive Stock Options

      No taxable income to a participant will be realized, and we will not be entitled to any related deduction, at the time any incentive stock option is granted under the 1997 Omnibus Stock Plan. If certain statutory employment and holding period conditions are satisfied before the participant disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option and we will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a capital gain or loss. We will not be entitled to a deduction with respect to a disposition of the shares by a participant after the expiration of the statutory holding periods.

      Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (a “disqualifying disposition”), such participant will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. We will be entitled to a deduction at the same time and in the same amount as the participant is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation will constitute capital gain and any loss realized on the disposition will constitute capital loss. If the participant pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the participant will be treated as having made a disqualifying disposition of such shares, and the tax consequences of such disqualifying disposition will be as described above.

      The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes an incentive stock option will be treated as if it were a non-statutory stock option, the tax consequences of which are discussed below.

Nonstatutory Stock Options

      A participant will realize no taxable income, and we will not be entitled to any related deduction, at the time any nonstatutory stock option is granted under the 1997 Omnibus Stock Plan. At the time shares are transferred to the participant pursuant to the exercise of a nonstatutory stock option, the participant will realize ordinary income, and we will be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss realized by the participant will be taxed as a capital gain or loss.

Stock Appreciation Rights and Performance Units

      Generally (a) the participant will not realize income upon the grant of a stock appreciation right or performance unit award, (b) the participant will realize ordinary income, and we will be entitled to a corresponding deduction, in the year cash, shares of common stock or a combination of cash and shares are delivered to the participant upon exercise of a stock appreciation right or in payment of the performance unit award and (c) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of common stock received on the date they are received. The federal income tax consequences of a disposition of unrestricted shares received by the participant upon exercise of a stock appreciation right or in payment of a performance unit award are the same as described above with respect to a disposition of unrestricted shares.

Withholding

      The 1997 Omnibus Stock Plan permits us to withhold from cash awards, and to require a participant receiving common stock under the 1997 Omnibus Stock Plan to pay us in cash, an amount sufficient to cover any required withholding taxes. In lieu of cash, the Compensation Committee may permit a participant to cover withholding obligations through a reduction in the number of shares delivered to such participant or a surrender to us of shares then owned by the participant.

New Tax Legislation

      The foregoing discussion does not reflect the potential impact of the American Jobs Creation Act of 2004 that was enacted on October 22, 2004. The new legislation makes substantial changes in the taxation of compensation paid under certain non-qualified deferred compensation plans. The scope of the new legislation and the impact that it may have on the various types of awards available under the 1997 Omnibus Stock Plan is presently unclear. Failure to comply with the new legislation could result in significant adverse tax consequences to participants, including the acceleration of the recognition of income and the imposition of additional taxes. Future awards under the 1997 Omnibus Stock Plan may need to be tailored to avoid these adverse tax consequences to participants.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF

THE AMENDMENT TO OUR 1997 OMNIBUS STOCK PLAN

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PROPOSAL TO AMEND THE FSI EMPLOYEES STOCK PURCHASE PLAN

(Proposal 3 on the Proxy Card)

      Our board of directors recently approved an amendment to our Employees Stock Purchase Plan, as amended, increasing the number of shares reserved for issuance under the plan by 250,000 shares. The board took this action to enable us to continue to offer our employees the opportunity to realize stock appreciation and facilitate stock ownership in FSI. Our shareholders are being asked to approve this amendment at the meeting.

Registration with the Securities and Exchange Commission

      Following approval of the increase in the number of shares available under our Employees Stock Purchase Plan, we intend to amend our registration statement covering our Employees Stock Purchase Plan to include the additional shares.

Purpose

      The purpose of the Employees Stock Purchase Plan is to permit eligible employees (including officers) to purchase our common stock through payroll deductions at a specified percentage of our common stock’s fair market value. The plan is an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended.

Adoption of the Stock Plan and Prior Amendments

      In 1990, we adopted the Employees Stock Purchase Plan and reserved 200,000 shares for issuance thereunder. Pursuant to amendments previously approved by our shareholders, the number of shares of common stock available for distribution has been increased to 2,550,000.

Administration

      The Employees Stock Purchase Plan is periodically reviewed by the Compensation Committee of the board (acting as the “Stock Plan Committee”). No person may participate in the Employees Stock Purchase Plan while serving as a member of the Stock Plan Committee. Subject to the express provisions of the plan, the Compensation Committee, by majority action, is authorized to interpret, prescribe, amend and rescind rules relating to the Employees Stock Purchase Plan, and to make all other determinations necessary or advisable for administration of the plan.

Eligibility and Number of Shares

      As of December 8, 2004, the total number of shares of our common stock available for distribution under the Employees Stock Purchase Plan was 379,565, subject to appropriate adjustments by the Stock Plan Committee in the event of certain changes in the outstanding shares of common stock by reason of a stock dividend, stock split, combination, recapitalization or reclassification. If the amendment to the plan is approved by our shareholders, up to an additional 250,000 shares of common stock will be available for distribution under the plan (subject to adjustments as described above). Shares delivered pursuant to the plan shall be newly issued shares of our common stock.

      Any of our employees or our designated subsidiaries (including officers and any directors who are also employees) is eligible to participate in the Employees Stock Purchase Plan so long as such employee was employed on the fifteenth day of the month immediately preceding the first day of a stock purchase period (January 1st or July 1st) under the plan.

      No eligible employee may be granted the right to purchase common stock under, or otherwise participate in, the Employees Stock Purchase Plan if after the purchase such employee would own (or have the right to purchase) our stock possessing five percent or more of the total combined voting power or value of all of our classes of stock.

      As of December 8, 2004, approximately 470 employees were eligible to participate in the Employees Stock Purchase Plan.

Participation

      An eligible employee who elects to participate in the Employees Stock Purchase Plan may contribute funds for the purchase of common stock under the plan by electing to direct his or her employer to withhold from one to ten percent of that employee’s “base earnings” (as defined in the plan).

      A participant may elect to reduce (but not increase) the rate of withholding or to make no further deductions all as set forth in greater detail in the Employees Stock Purchase Plan. Amounts withheld are held by the participant’s employer until the end of the applicable stock purchase period (January 1 to June 30 and July 1 to December 31) and are automatically applied to purchase our common stock unless the participant elects in writing to receive a refund pursuant to rules adopted by the Stock Plan Committee and as set forth in the plan.

Purchase of Stock

      Amounts withheld from (and not refunded to) a participant in the Employees Stock Purchase Plan are used to purchase our common stock as of the last business day of the stock purchase period at a price equal to 85 percent of the lesser of the fair market value (as defined in the plan) of a share of common stock on either the first or last business day of the stock purchase period. All amounts so withheld are used to purchase the largest number of shares, including fractional shares, of common stock purchasable with such amount, unless the participant has properly notified the Stock Plan Committee in advance that he or she elects to have less than the entire amount contributed by such participant used to purchase shares in the plan or to receive the entire amount in cash.

      As soon as practicable after the close of the stock purchase period, we are required to issue to an agent on behalf of all participants in the Employees Stock Purchase Plan a single certificate representing the respective shares of common stock purchased under the plan, at which time participants shall have privileges as shareholders with respect to such shares.

      No participant in the Employees Stock Purchase Plan may purchase common stock under the plan and all of our other employee stock purchase plans and any subsidiaries at a rate in excess of $25,000 of the fair market value of such stock (determined at the time the option to purchase stock is granted) for the calendar year in which any such option to purchase stock granted to such participant is outstanding at any time.

Death, Disability, Retirement or Other Termination of Employment

      No shares of common stock may be purchased by a participant with respect to a stock purchase period if the participant’s employment terminates more than three months prior to the end of such stock purchase period. Any amount withheld from or otherwise contributed by such a participant during the stock purchase period is repaid to the participant with interest due, if any. If a participant dies at any time during a stock purchase period, any amount withheld from or otherwise contributed by such a participant is repaid to the participant’s personal beneficiary with interest due, if any.

Rights Not Transferable

      The rights of a participant in the Employees Stock Purchase Plan are exercisable only by the participant during his or her lifetime. No right or interest of any participant in the plan is assumable, transferable or subject to any lien, directly or indirectly, by operation of law or otherwise.

Amendment or Modification

      Our board of directors may at any time terminate, amend or modify the Employees Stock Purchase Plan, provided that approval by our shareholders is required to (i) increase the total amount of common stock awarded under the plan (except for adjustments in the outstanding shares of common stock by reason of a stock dividend or split, combination, recapitalization or reclassification), (ii) change the class of employees eligible to participate in the plan, (iii) withdraw the administration of the plan from the Stock Plan Committee, (iv) permit any member of the Stock Plan Committee to be eligible to participate in the plan or (v) extend the duration of the plan.

      We have been advised by our counsel that the stock acquired under the Employees Stock Purchase Plan generally will result in the following tax events for United States citizens under current United States federal income tax laws: No income will be recognized by participants due to their purchase of shares under the plan until the disposal of those shares. Participants who hold their shares for more than 18 months will have ordinary income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price paid by the participant or (ii) 15 percent of the fair market value of the shares on the first day of the applicable stock purchase period. If the holding period has been satisfied when the participant disposes of the shares, we will not be entitled to any deduction in connection with the disposition of the shares.

      Participants who dispose of their shares within the 18-month period after the shares are transferred to them will be considered to have realized ordinary income in the year of disposition in an amount equal to the difference between the fair market value of the shares on the date they were purchased by the participant and the price paid by the participant. If such dispositions occur, we generally will be entitled to a deduction at the same time and in the same amount as the participants who make those dispositions are deemed to have realized ordinary income.

      Participants will have a basis in their shares equal to the purchase price of their shares plus any amount that must be treated as ordinary income at the time of their disposition of the shares. Any additional gain or loss realized on the disposition of shares acquired under the Employees Stock Purchase Plan in excess of the basis will be a capital gain or loss.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF

THE AMENDMENT TO OUR EMPLOYEES STOCK PURCHASE PLAN

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SHAREHOLDER PROPOSALS AND OTHER MATTERS

      Shareholder proposals intended to be considered at the Annual Meeting of Shareholders for the fiscal year ended August 27, 2005 and desired to be included in the proxy statement for the meeting must be received by us no later than August 18, 2005 and comply with certain rules and regulations promulgated by the Securities and Exchange Commission. A shareholder who may be interested in submitting such a proposal is advised to contact legal counsel familiar with the detailed requirements of the applicable rules and regulations. Under our By-laws, if a shareholder intends to propose an item of business to be presented at next year’s Annual Meeting of Shareholders, that shareholder is required to give notice of the proposal to us and such notice must be received by us at our principal executive office no later than 90 days before the first anniversary of this year’s meeting date, unless next year’s meeting is more than 30 days before or after such anniversary, in which case notice must be received not less than 90 days in advance or, if later, within ten days of the first public announcement of the meeting date. The proposals also must comply with all applicable statutes and regulations.

ANNUAL REPORTS

      Our annual report to shareholders for fiscal 2004, including financial statements, is being mailed with this proxy statement and such report includes our Annual Report on Form 10-K for the fiscal year ended August 28, 2004, filed with the Securities and Exchange Commission on November 9, 2004. Except as expressly provided in our Annual Report on Form 10-K, our annual report to shareholders is not to be deemed a part of the proxy solicitation material and is not incorporated herein by reference.

By Order of the Board of Directors

Benno G. Sand
Executive Vice President, Business Development, Investor Relations and Secretary

APPENDIX A

Charter of the Nomination and Corporate Governance Committee of the Board of Directors

of
FSI International, Inc.

      The Board of Directors (the “Board”) of FSI International, Inc. (the “Company”) has constituted and established a Corporate Governance and Nomination Committee (the “Committee”) with authority, responsibility, and specific duties as described in this Corporate Governance and Nomination Committee Charter.

Composition

      The Committee shall consist of at least three directors, all of whom shall satisfy the applicable independence listing standards of the NASDAQ Stock Market and shall have no relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member.

      Committee members shall be appointed by, and serve at the discretion of, the Board. The Board shall appoint one member of the Committee as Committee Chair. He or she shall be responsible for leadership of the Committee, including overseeing the agenda, presiding over the meetings and reporting to the Board. If a Committee Chair is not present at a meeting, the members of the Committee may designate a Chair.

Principal Functions

      The Committee’s functions include the following:

•	Review the qualifications of individuals for election or reelection as members of the Board, including incumbent directors and director candidates properly submitted by shareholders, and comply with any requirements of the Securities and Exchange Commission to consider such candidates.

•	Select and approve all nominees for Board membership, whether for the slate of director nominees to be presented for shareholder approval at the Company’s annual meeting of shareholders or any director nominees to be elected by the Board to fill any interim director vacancy or newly created directorship.

•	Establish procedures for shareholders to submit potential candidates for election to the Board.

•	Establish procedures for the identification and evaluation of candidates for the Board, including any candidates recommended by shareholders.

•	Make recommendations as necessary regarding changes in the size and composition of the Board and each Board committee.

•	Make recommendations as necessary regarding the establishment of new Board committees (including ad-hoc committees).

•	Review the charters and membership of the Board’s committees annually and recommend any proposed changes to the Board.

•	Oversee matters of corporate governance including Board performance.

•	Review the Company’s corporate governance guidelines at least annually and recommend changes as necessary.

•	Undertake such other responsibilities as may be delegated by the Board to the Committee from time to time.

•	Take any and all other actions as may be required by the federal securities laws or other applicable laws ore regulations regarding the nomination of directors.

Evaluation of the Board and Board Committees

      The Committee is responsible for conducting an assessment of the conduct of the Board and Board committees, as well as reviewing with the Board the results of these assessments, at least on an annual basis. The Committee is also responsible for assessing the effectiveness of the processes used by the Board. In preparing these assessments, the Committee shall determine the appropriate evaluation forms and procedures to be used.

Meetings

      The Committee shall have at least two (2) regularly scheduled meetings but will meet as often as necessary to carry out its responsibilities. Meetings may be called by the Committee Chair.

      The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

      All meetings of the Committee shall be held pursuant to the By-laws of the Company with regard to notice and waiver thereof, and written minutes of each meeting shall be duly filed in the Company records.

APPENDIX B

Charter of the Audit and Finance Committee of the Board of Directors

of
FSI International, Inc.

Purpose

      The purpose of the Audit and Finance Committee (the “Audit Committee”) of the board of directors (the “Board”) of FSI International, Inc. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

Composition

      The Audit Committee shall consist of at least three directors, each of whom:

•	shall be “independent” as that term is defined under the listing standards of the National Association of Securities Dealers;

•	shall meet the criteria of independence under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules adopted by the Securities and Exchange Commission (the “SEC”) pursuant to the Sarbanes-Oxley Act;

•	shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment;

•	shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the three years prior to such member’s appointment to the Audit Committee; and

•	shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.

      At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

      The Audit Committee shall also endeavor to have at all times on the Audit Committee at least one member who satisfies the definition of an “audit committee financial expert” as defined by the SEC.

      Each Audit Committee member shall be appointed by the Board on the recommendation of the Corporate Governance and Nomination Committee of the Board. Audit Committee members may be removed or replaced by the Board from time to time in its discretion.

      The Board shall appoint one member of the Audit Committee as chairperson. He or she shall be responsible for leadership of the Audit Committee, including overseeing the agenda, presiding over the meetings and reporting to the Board. If an Audit Committee Chair is not present at a meeting, the other members of the Audit Committee may designate a Chair. The Chief Financial Officer will be the management liaison to the Audit Committee.

Responsibilities and Duties

      In carrying out its responsibilities, the Audit Committee believes that its policies and procedures should remain flexible in order to best react to changing circumstances. The primary duties and responsibilities of the Audit Committee shall be as follows:

Oversight of Independent Auditor

1.	Directly responsible for the appointment, retention, compensation, evaluation, termination and oversight of the work of the Company’s independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

2.	Pre-approve all audit services and permissible non-audit services by the Company’s independent auditor.

3.	Review and discuss representations from the independent auditor regarding:

•	critical accounting policies and practices to be used;

•	alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

4.	Ensure regular rotation of the lead and concurring audit partners and other significant audit partners of the Company’s independent auditor as required by law.

5.	Obtain and review a report from the independent auditor at least annually regarding:

•	the independent auditor’s internal quality-control procedures;

•	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor;

•	any steps taken to deal with any such issues, and

•	all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard No. 1.

6.	Evaluate the qualifications, performance and independence of the independent auditor, including:

•	actively engaging in a dialogue with the independent auditor regarding any relationship or services that may impact the auditor’s objectivity and independence;

•	at least annually, evaluate the independence of the auditor, including assessing whether all relationships between the independent auditor and the Company and the provisions of permissive non-audit services are compatible while maintaining the auditor’s independence;

•	considering whether the independent auditor’s quality controls are adequate; and

•	reviewing and evaluating the qualifications and performance of the Company’s independent auditor, including the independent auditor’s judgment about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

7.	On an annual basis, review the independent auditor’s audit plan and discuss scope, staffing, locations, reliance upon management and general audit approach.

8.	Review with the independent auditor any audit problems or difficulties the auditor may have encountered and management’s response thereto. Such reviews should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

9.	Discuss with the independent auditor the matters required to be discussed by Statement on Accounting Standards No. 61 related to the conduct of the audit.

Oversight of Financial Reporting and Disclosure Matters

10.	Review and discuss with management and the independent auditor the Company’s annual audited financial statements, including disclosures made in management’s discussion and analysis, prior to the filing of the Company’s 10-K, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

11.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements, including disclosures made in management’s discussion and analysis, prior to the filing of the Company’s Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

12.	Discuss with management and the independent auditor:

•	material financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

•	any material changes, including proposed changes, in the Company’s selection or application of accounting principles (the Audit Committee should ascertain the reasons for the change and inquire if the accounting change will be mentioned in the independent auditor’s report. Discussion should also include the independent auditor’s and management’s qualitative judgments about the appropriateness, not just acceptability, of the proposed change);

•	any significant deficiencies or material weaknesses in the design or operation of internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data;

•	the independent auditor’s attestation of management’s report on internal controls; and

•	any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

13.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies, prior to public release.

14.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

15.	Review any significant reports to management prepared by the independent auditor and management’s responses.

16.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

17.	Discuss with management the status of pending litigation, taxation matters and other areas of oversight with respect to the legal and compliance area as may be appropriate.

18.	Review with the Company’s outside counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies, and any management material reports or inquiries received from regulatory or governmental agencies.

Oversight of Compliance and Regulatory Matters

19.	Establish and review periodically procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and has direct access to the Company’s outside counsel and anyone in the Company.

20.	Discuss with the independent auditor and management any other matters covered by Section 10A of the Securities Exchange Act of 1934 as determined necessary or appropriate by the Audit Committee to ensure compliance.

Other Responsibilities

21.	Approve all related party transactions of the Company. The term “related party transaction” shall refer to transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

22.	Review with the full Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, and the performance and independence of the Company’s independent auditor.

23.	Discuss with management guidelines and policies for assessing and managing the Company’s risk exposure and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

24.	Perform any other activities consistent with this Audit Committee Charter, the Company’s By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

Committee Administration

25.	Prepare the Audit Committee report required by the rules of the SEC to be included in the Company’s annual proxy statement.

26.	Meet periodically with management and the independent auditor in separate executive sessions.

27.	Review the Audit Committee’s own performance annually.

28.	Review and reassess the adequacy of this Audit Committee Charter annually and recommend any proposed changes to the Corporate Governance and Nomination Committee and have the Audit Committee Charter published at least every three years in accordance with SEC regulations.

29.	Retain independent counsel and other legal, accounting or other advisors as the Audit Committee determines necessary to carry out its duties. The Company shall provide funding, as determined by the Audit Committee, for payment of compensation to any advisors employed by the Audit Committee and for payment of ordinary administrative expenses that are necessary for the Audit Committee to carry out its duties.

      The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or certify the activities of management or the independent auditor. While the Audit Committee has the responsibilities set forth in this Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of the Company’s management and independent auditor.

      To the extent permissible under applicable laws and regulations, the Audit Committee may delegate its responsibilities to one or more members of the Audit Committee.

Meetings

      The Audit Committee shall meet at least four times annually and special meetings shall be called as necessary. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting.

      The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

      All meetings of the Audit Committee shall be held pursuant to the By-laws of the Company with regard to notice and waiver thereof, and written minutes and presentations of each meeting and other Audit Committee correspondence shall be duly filed in the Company’s records.

APPENDIX C

FSI INTERNATIONAL, INC.
1997 OMNIBUS STOCK PLAN
(as amended and restated November 2004)

     1. Purpose. The purpose of the FSI International, Inc. 1997 Omnibus Stock Plan (the “Plan”) is to motivate key personnel to produce a superior return to the shareholders of the Company by offering such personnel an opportunity to realize Stock appreciation, by facilitating Stock ownership and by rewarding them for achieving a high level of corporate financial performance. The Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability by providing an attractive capital accumulation opportunity. Additionally, the Plan is intended to provide Outside Directors with an opportunity to acquire a proprietary interest in the Company, to compensate Outside Directors for their contribution to the Company and to aid in attracting and retaining Outside Directors.

     2. Definitions.

     2.1 The terms defined in this Section are used (and capitalized) elsewhere in the Plan.

     (a) “Affiliate” means any corporation that is a “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Code Section 424(e) and (f), or any successor provisions.

     (b) “Agreement” means (i) a written contract consistent with the terms of the Plan entered into between the Company or an Affiliate and a Participant, (ii) containing the terms and conditions of an Award in such form and not inconsistent with this Plan as the Committee shall approve from time to time, together with all amendments thereto, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and not required as a matter of law.

     (c) “Award” or “Awards” means a grant made under this Plan in the form of Restricted Stock, Options, Stock Appreciation Rights, Performance Units, Stock or any other stock-based award.

     (d) “Board” means the Board of Directors of the Company.

     (e) “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time or any successor statute.

     (f) “Committee” means the two or more Non-Employee Directors designated by the Board to administer the Plan under Plan Section 3.1 and constituted so as to permit grants thereby to comply with Exchange Act Rule 16b-3.

     (g) “Company” means FSI International, Inc., a Minnesota corporation, or the successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

     (h) “Effective Date” means the date specified in Plan Section 12.1.

     (i) “Employee” means an employee (including an officer or director who is also an employee) of the Company or an Affiliate.

     (j) “Event” means any of the following:

     (1) The acquisition by any individual, entity or group (within the meaning of Exchange Act Sections 13(d)(3) or 14(d)(2)) of beneficial ownership (within the meaning of Exchange Act Rule 13d-3) of 30% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the Board (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute an Event:

     (A) any acquisition of common stock or voting securities of the Company directly from the Company,

     (B) any acquisition of common stock or voting securities of the Company by the Company or any of its wholly-owned Subsidiaries,

     (C) any acquisition of common stock or voting securities of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries, or

     (D) any acquisition by any corporation with respect to which, immediately following such acquisition, more than 70% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as was their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

     (2) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director of the Board subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest that was (or, if threatened, would have been) subject to Exchange Act Rule 14a-11 or its successor provision;

     (3) Approval by the shareholders of the Company of a reorganization, merger, consolidation or statutory exchange of Outstanding Company Voting Securities, unless immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 70% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as was their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

     (4) Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, immediately following such sale or other disposition, more than 70% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as was their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

          Notwithstanding the above, an Event shall not be deemed to occur with respect to a recipient of an Award if the acquisition of the 30% or greater interest referred to in paragraph (1) is by a group, acting in concert, that includes that recipient of an Award or if at least 30% of the then outstanding common stock or combined voting power of the then outstanding voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange or disposition of assets referred to in paragraphs (3) or (4) by a group, acting in concert, that includes that recipient of an Award.

     (k) “Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

     (l) “Exchange Act Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act as now in force and in effect from time to time or any successor regulation.

     (m) “Fair Market Value” as of any date means, unless otherwise expressly provided in the Plan:

     (i) the closing price of a Share on the date immediately preceding that date or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred

     (A) on the composite tape for New York Stock Exchange listed shares, or

     (B) if the Shares are not quoted on the composite tape for New York Stock Exchange listed shares, on the principal United States Securities Exchange registered under the Exchange Act on which the Shares are listed, or

     (C) if the Shares are not listed on any such exchange, on the National Association of Securities Dealers, Inc. Automated Quotations National Market System, or

     (ii) if clause (i) is inapplicable, the mean between the closing “bid” and the closing “asked” quotation of a Share on the date immediately preceding that date, or, if no closing bid or asked quotation is made on that date, on the next preceding day on which a closing bid and asked quotation is made, on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or

     (iii) if clauses (i) and (ii) are inapplicable, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date, using such criteria as it shall determine, in its sole discretion, to be appropriate for valuation.

          However, if the applicable securities exchange or system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, whether the grant of an Award, the exercise of an Option or Stock Appreciation Right or otherwise, all references in this paragraph to the “date immediately preceding that date” shall be deemed to be references to “that date”. In the case of an Incentive Stock Option, if this determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with those regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Plan Section 16.

     (n) “Fundamental Change” shall mean a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

     (o) “Incentive Stock Option” means any Option designated as such and granted in accordance with the requirements of Code Section 422 or any successor provision.

     (p) “Insider” as of a particular date means any person who, as of that date is an officer of the Company as defined under Exchange Act Rule 16a-1(f) or its successor provision.

     (q) “Non-Employee Director” means a member of the Board who is considered a non-employee director within the meaning of Exchange Act Rule 16b-3(b)(3) or its successor provision.

     (r) “Non-Statutory Stock Option” means an Option other than an Incentive Stock Option.

     (s) “Option” means a right to purchase Stock, including both Non-Statutory Stock Options and Incentive Stock Options.

     (t) “Outside Director” means a director who is not an Employee.

     (u) “Participant” means a person or entity to whom an Award is or has been made in accordance with the Plan.

     (v) “Performance Cycle” means the period of time as specified in an Agreement over which Performance Units are to be earned.

     (w) “Performance Units” means an Award made pursuant to Plan Section 11.

     (x) “Plan” means this FSI International, Inc. 1997 Omnibus Stock Plan, as may be amended and in effect from time to time.

     (y) “Restricted Stock” means Stock granted under Plan Section 7 so long as such Stock remains subject to one or more restrictions.

     (z) “Section 16” or “Section 16(b)” means Section 16 or Section 16(b), respectively,

of the Exchange Act or any successor statute and the rules and regulations promulgated thereunder as in effect and as amended from time to time.

     (aa) “Share” means a share of Stock.

     (bb) “Stock” means the common stock, no designated par value, of the Company.

     (cc) “Stock Appreciation Right” means a right, the value of which is determined in relation to the appreciation in value of Shares pursuant to an Award granted under Plan Section 10.

     (dd) “Subsidiary” means a “subsidiary corporation”, as that term is defined in Code Section 424(f), or any successor provision.

     (ee) “Successor” with respect to a Participant means the legal representative of an incompetent Participant, and if the Participant is deceased the estate of the Participant or the person or persons who may, by bequest or inheritance, or pursuant to the terms of an Award, acquire the right to exercise an Option or Stock Appreciation Right or to receive cash and/or Shares issuable in satisfaction of an Award in the event of the Participant’s death.

     (ff) “Term” means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions or terms and conditions placed on Restricted Stock or any other Award are in effect.

     (gg) “Transferee” means any member of the Participant’s immediate family (i.e., his or her children, step-children, grandchildren and spouse) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners.

          2.2 Gender and Number. Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

     3. Administration and Indemnification.

     3.1 Administration.

     (a) The Committee shall administer the Plan. The Committee shall have exclusive power to (i) make Awards, (ii) determine when and to whom Awards will be granted, the form of each Award, the amount of each Award (except as to the amount of the Initial Outside Director Option and the Annual Outside Director Option, as provided in Plan Section 9.3), and any other terms or conditions of each Award consistent with the Plan, and (iii) determine whether, to what extent and under what circumstances, Awards may be settled, paid or exercised in cash, Shares or other Awards, or other property or canceled, forfeited or suspended. Each Award shall be subject to an Agreement which has been authorized by the Committee.

     (b) Notwithstanding any provision of the Plan to the contrary, in order to facilitate compliance with the tax, securities, foreign exchange, probate or other applicable provisions of the laws in other countries in which the Company or its Affiliates operate or have key employees or non-employee directors, the Committee, in its discretion, shall have the power and authority to (i) determine which (if any) Employees, Directors, and/or Consultants rendering services or employed outside the U.S. are eligible to participate in the Plan or to receive any type of award hereunder; (ii) determine which non-U.S.-based Affiliates or operations (e.g., branches, representative offices) participate in the Plan or any type of award hereunder; (iii) modify the terms and conditions of any awards made to such Employees, Directors, and/or Consultants, or with respect to such non-U.S.-based Affiliates or operations; and (iv) establish sub-plans, modify methods of exercise, modify payment restrictions on sale or transfer of shares and other terms and procedures to the extent deemed necessary or desirable by the Committee to comply with applicable laws of the non-U.S. jurisdiction.

     (c) Solely for purposes of determining and administering Awards to Participants who are not Insiders, the Committee may delegate all or any portion of their authority under the Plan to one or more persons who are not Non-Employee Directors.

     (d) To the extent within its discretion and subject to Plan Sections 15 and 16, other than price, the Committee may amend the terms and conditions of any outstanding Award.

     (e) It is the intent that the Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3, except in such instances as the Committee, in its discretion, may so provide. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3.1(e), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applicable to Insiders to the extent permitted by law and in the manner deemed advisable by the Committee.

     (f) The Committee’s interpretation of the Plan and of any Award or Agreement made under the Plan and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein. Consistent with its terms, the Committee shall have the power to establish, amend or waive regulations to administer the Plan. In carrying out any of its responsibilities, the Committee shall have discretionary authority to construe the terms of the Plan and any Award or Agreement made under the Plan.

          3.2 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, and any other person to whom the Committee delegates authority under the Plan, shall be indemnified and held harmless by the Company, to the extent permitted by law, against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act, made in good faith, under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided such person shall give the Company an opportunity, at the Company’s expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company’s Articles of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     4. Shares Available Under the Plan.

     (a) The number of Shares available for distribution under this Plan shall not exceed 5,100,0001 (subject to adjustment pursuant to Plan Section 16).

     (b) Any Shares subject to the terms and conditions of an Award under this Plan that are not used because the terms and conditions of the Award are not met may again be used for an Award under the Plan. But Shares with respect to which a Stock Appreciation Right has been

     1 Upon shareholder approval of Proposal 2, the number of shares available for issuance under the plan will increase from 4,800,000 to 5,100,000.

exercised whether paid in cash and/or in Shares may not again be awarded under this Plan.

     (c) Any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited Award, or any Award settled in cash in lieu of Shares (except as provided in Plan Section 4(b)) shall be available for further Awards.

     (d) For the purposes of computing the total number of Shares granted under the Plan, the following rules shall apply to Awards payable in Shares where appropriate:

     (i) each Option shall be deemed to be the equivalent of the maximum number of Shares that may be issued upon exercise of the particular Option;

     (ii) an Award (other than an Option) payable in some other security shall be deemed to be equal to the number of Shares to which it relates;

     (iii) where the number of Shares available under the Award is variable on the date it is granted, the number of Shares shall be deemed to be the maximum number of Shares that could be received under that particular Award; and

     (iv) where two or more types of Awards (all of which are payable in Shares) are granted to a Participant in tandem with each other, such that the exercise of one type of Award with respect to a number of Shares cancels at least an equal number of Shares of the other, each such joint Award shall be deemed to be the equivalent of the maximum number of Shares available under the largest single Award.

          Additional rules for determining the number of Shares granted under the Plan may be made by the Committee, as it deems necessary or desirable.

     (e) No fractional Shares may be issued under the Plan; however, cash shall be paid in lieu of any fractional Share in settlement of an Award.

     (f) The maximum number of Shares that may be awarded to a Participant in any calendar year in the form of Options is 100,000 and the maximum number of Shares that may be awarded to a Participant in any calendar year in the form of Stock Appreciation Rights is 100,000.

     5. Eligibility. Participation in the Plan shall be limited to Employees and to individuals or entities who are not Employees but who provide services to the Company or an Affiliate, including services provided in the capacity of a consultant, advisor or director. The granting of Awards is solely at the discretion of the Committee, except that Incentive Stock Options may only be granted to Employees and Awards to Outside Directors are subject to the limits of Section 9.3(g).

     6. General Terms of Awards.

          6.1 Amount of Award. Each Agreement shall set forth the number of Shares of Restricted Stock, Stock or Performance Units subject to the Agreement, or the number of Shares to which the Option subject to the Agreement applies or with respect to which payment upon the exercise of the Stock Appreciation Right subject to the Agreement is to be determined, as the case may be, together with such other terms and conditions applicable to the Award as determined by the Committee acting in its sole discretion.

          6.2 Term. Each Agreement, other than those relating solely to Awards of Shares without restrictions, shall set forth the Term of the Option, Stock Appreciation Right, Restricted Stock or other Award or the Performance Cycle for the Performance Units, as the case may be. Acceleration of the expiration of the applicable Term is permitted, upon such terms and conditions as shall be set forth in the Agreement, which may, but need not, include without limitation, acceleration resulting from the occurrence of an Event or in the event of the Participant’s death or retirement. Acceleration of the Performance Cycle of Performance Units shall be subject to Plan Section 11.2.

          6.3 Transferability. Except as provided in this Section, during the lifetime of a Participant to whom an Award is granted, only that Participant (or that Participant’s legal representative) may exercise an Option or Stock Appreciation Right, or receive payment with respect to Performance Units or any other Award. No Award of Restricted Stock (prior to the expiration of the restrictions), Options, Stock Appreciation Rights or Performance Units or other Award may be sold, assigned, transferred, exchanged or otherwise encumbered other than pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act (“ERISA”) or the rules thereunder; any attempted transfer in violation of this Section 6.3 shall be of no effect. Notwithstanding the immediately preceding sentence, the Committee, in an Agreement or otherwise at its discretion, may provide (i) that the Award subject to the Agreement shall be transferable to a Successor in the event of a Participant’s death, or (ii) that the Award (other than Incentive Stock Options) may be transferable to a Transferee. Any Award held by a Transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately prior to the transfer thereof to the Transferee.

          6.4 Termination of Employment. No Option or Stock Appreciation Right may be exercised by a Participant, all Restricted Stock held by a Participant or any other Award then subject to restrictions shall be forfeited, and no payment with respect to Performance Units for which the applicable Performance Cycle has not been completed shall be made, if the Participant’s employment or other relationship with the Company and its Affiliates shall be voluntarily terminated or involuntarily terminated with or without cause prior to the expiration of the Term of the Option, Stock Appreciation Right, Restricted Stock or other Award, or the completion of the Performance Cycle, as the case may be, except as, and to the extent, provided in the Agreement applicable to that Award. An Award may be exercised by, or paid to, a Transferee or the Successor of a Participant following the death of the Participant to the extent, and during the period of time, if any, provided in the applicable Agreement.

          6.5 Rights as Shareholder. Each Agreement shall provide that a Participant shall have no rights as a shareholder with respect to any securities covered by an Award if and until the date the Participant becomes the holder of record of the Stock, if any, to which the Award relates.

     7. Restricted Stock Awards.

     (a) An Award of Restricted Stock under the Plan shall consist of Shares subject to restrictions on transfer and conditions of forfeiture, which restrictions and conditions shall be included in the applicable Agreement. The Committee may provide for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee, in its sole discretion, may determine.

     (b) Except as otherwise provided in the applicable Agreement, each Stock certificate issued with respect to an Award of Restricted Stock shall either be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, or bear such legends with respect to the restricted nature of the Restricted Stock evidenced thereby as shall be provided for in the applicable Agreement.

     (c) The Agreement shall describe the terms and conditions by which the restrictions and conditions of forfeiture upon awarded Restricted Stock shall lapse. Upon the lapse of the restrictions and conditions, Shares free of restrictive legends, if any, relating to such restrictions shall be issued to the Participant or a Successor or Transferee.

     (d) A Participant or a Transferee with a Restricted Stock Award shall have all the other rights of a shareholder including, but not limited to, the right to receive dividends and the right to vote the Shares of Restricted Stock.

     (e) No more than 100,000 of the total number of Shares available for Awards under the Plan shall be issued during the term of the Plan as Restricted Stock. This limitation shall be calculated pursuant to the applicable provisions of Plan Sections 4 and 16.

     8. Other Awards. The Committee may from time to time grant Stock and other Awards under the Plan including without limitations those Awards pursuant to which Shares are or may in the future be acquired, Awards denominated in Stock units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. The Committee may, at its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate.

     No more than 25,000 of the total number of Shares available for Awards under the Plan shall be issued during the term of the Plan in the form of Stock without restrictions.

     9. Stock Options.

          9.1 Terms of All Options.

     (a) An Option shall be granted pursuant to an Agreement as either an Incentive Stock Option or a Non-Statutory Stock Option. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the Agreement, but shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted (except as provided in Plan Section 19).

     (b) The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, provided that to the extent permitted by law, the Agreement may permit some or all Participants to simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from the sale as payment of the purchase price of the Shares. The purchase price may be payable in cash, in Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased pursuant to the Option, or a combination thereof, as determined by the Committee and provided in the Agreement but no fractional Shares will be issued or accepted.

     (c) The Committee may provide, in an Agreement or otherwise, that a Participant who exercises an Option and pays the Option price in whole or in part with Shares then owned by the Participant will be entitled to receive another Option covering the same number of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option (“Reload Option”). Unless otherwise provided in the Agreement, a Participant, in order to be entitled to a Reload Option, must pay with Shares that have been owned by the Participant for at least the preceding 180 days.

     (d) Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after the expiration of its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated.

     (e) Each Option may be exercised in full (notwithstanding any applicable exercise or vesting schedule) if an Event shall have occurred.

          9.2 Incentive Stock Options. In addition to the other terms and conditions applicable to all

          Options:

     (i) the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option and to the extent an Option or Options granted to a Participant exceed this limit the Option or Options shall be treated as a Non-Statutory Stock Option;

     (ii) an Incentive Stock Option shall not be exercisable more than 10 years after the date of grant (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option;

     (iii) the Agreement covering an Incentive Stock Option shall contain such other terms and provisions that the Committee determines necessary to qualify this Option as an Incentive Stock Option; and

     (iv) notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under the Plan if, at the time the Award is granted, the Participant owns (after application of the rules contained in Code Section 424(d), or its successor provision), Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or its subsidiaries, unless (i) the option price for that Incentive Stock Option is at least 110 percent of the Fair Market Value of the Shares subject to that Incentive Stock Option on the date of grant and (ii) that Option is not exercisable after the date five years from the date that Incentive Stock Option is granted.

          9.3 Terms and Conditions of Outside Directors’ Options.

     (a) Initial Outside Directors’ Options. Subject to the terms and conditions of this Plan, any Outside Director first elected or appointed to the Board on or after January 24, 2001 shall receive, by virtue of serving as a director of the Company, a single grant of a Non-Statutory Stock Option to purchase 20,000 Shares (an “Initial Outside Director Option”).

     (b) Vesting of Initial Outside Directors’ Options. Subject to the provisions of Plan Section 9.3(e), Initial Outside Directors’ Options granted pursuant to this Plan shall vest and become exercisable six months after the date of grant. Each Initial Outside Directors’ Option, to the extent exercisable, shall be exercisable in whole or in part

     (c) Annual Outside Director Option Grants. For the Annual Meeting of Shareholders to be held January 24, 2001 and for each Annual Meeting of Shareholders thereafter during the term of this Plan, each Outside Director serving as an Outside Director of the Company immediately following the Annual Meeting shall be granted, by virtue of serving as an Outside Director of the Company, a Non-Statutory Stock Option to purchase 7,500 Shares (an “Annual Outside Director Option”). Each Annual Outside Director Option shall be deemed to be granted to each Outside Director immediately after an Annual Meeting and shall be granted regardless of whether or not an Outside Director previously received, or simultaneously receives, an Initial Outside Director Option. Initial Outside Director Options and Annual Outside Director Options together are sometimes referred to as “Outside Director Options.”

     (d) Vesting of Annual Director Options. Subject to the provisions of Plan Section

9.3(e), Annual Outside Director Options shall vest and become exercisable in full on the January 1st following the date of grant. Each Option, to the extent exercisable, shall be exercisable in whole or in part.

     (e) Termination of Initial and Annual Outside Directors’ Options. Each Outside Director Option granted pursuant to this Plan and all rights to purchase Shares thereunder shall terminate on the earliest of:

(i)	ten years after the date that the Outside Director Option was granted;

(ii)	the expiration of the period specified in the Agreement after the death or permanent disability of an Outside Director; or

(iii)	ninety days after the date the Outside Director ceases to be a director of the Company, provided, however, that the option shall be exercisable during this 90-day period only to the extent the option was exercisable as of the date the person ceases to be an Outside Director unless the cessation results from the director’s death or permanent disability. Notwithstanding the preceding sentence, if an Outside Director who resigns or whose term expires then becomes a consultant or Employee of the Company within ninety days of such resignation or term expiration, the Outside Director Options of such person shall continue in full force and effect.

     In no event shall an Option be exercisable at any time after its original expiration date. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated and will no longer be outstanding.

     (f) Allocation of Common Shares. If as of a date on which an Option or Options are to be awarded pursuant to the provisions of this Section 9.3, the number of Shares available for issuance under the Plan as of this date are less than the number of options to purchase Shares that otherwise would be awarded, then the following formula shall determine how the remaining number of Shares are to be allocated:

(i)	if only one Outside Director is to receive an Option on the date, then that Outside Director shall receive an Option to purchase Shares equal to the number of Shares remaining;

(ii)	if two or more Outside Directors are to receive Options on the date:

(1)	all Initial Outside Director Options shall first be awarded; if, however, the number of Shares available is less than the number of options to purchase Shares that would otherwise be awarded as Initial Outside Director Options then each Outside Director eligible to receive an Initial Outside Director Option shall receive the number of Options that results from the following equation: the whole number of Shares available divided by the number of Outside Directors eligible to receive such an Option, provided, however, that no fractional shares shall be awarded; and if such allocation occurs, any remaining Shares shall not be awarded and shall be deemed not subject to distribution for purposes of Plan Section 4; and

(2)	If on that date all Initial Outside Director Options to be awarded are awarded in the full amount or if no Initial Outside Director Options are to be awarded, then each Outside Director eligible for an Annual Outside Director Option shall receive an Annual Outside Director

Option to purchase Shares in the amount that results from the following equation: the whole number of Shares available divided by the number of Outside Directors eligible for an Annual Outside Director Option, provided, however, that no fractional shares shall be awarded; and any remaining Shares shall not be awarded and shall be deemed not subject to distribution for purposes of Plan Section 4.

     (g) Non-exclusivity of Section 9.3. The provisions of this Section 9.3 are not intended to be exclusive; however, the Committee, in its discretion, may grant Options or other Awards to an Outside Director, but only in substitution for Outside Director Options held by that director.

     10. Stock Appreciation Rights. An Award of a Stock Appreciation Right shall entitle the Participant (or a Successor or Transferee), subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified price that shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted in connection with part or all of, in addition to, or completely independent of an Option or any other Award under this Plan. If issued in connection with a previously or contemporaneously granted Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels a pro rata portion of the Option with which it is connected and vice versa. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the Agreement. Notwithstanding anything to the contrary stated in the Plan, no Stock Appreciation Right shall be exercisable by a Participant or Successor or Transferee prior to six months from the date of grant except in the event of the death or disability of the Participant. No Stock Appreciation Right shall be exercisable at any time after the expiration of its Term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. Upon exercise of a Stock Appreciation Right, payment to the Participant or a Successor or Transferee shall be made at such time or times as shall be provided in the Agreement in the form of cash, Shares or a combination of cash and Shares as determined by the Committee and provided in the Agreement. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Shares) may be made in the event of the exercise of a Stock Appreciation Right.

     11. Performance Units.

          11.1 Initial Award.

     (a) An Award of Performance Units under the Plan shall entitle the Participant or a Successor or Transferee to future payments of cash, Shares or a combination of cash and Shares, as determined by the Committee and provided in the Agreement, based upon the achievement of pre-established performance targets. These performance targets may, but need not, include without limitation targets relating to one or more of the Company’s or a group’s, unit’s, Affiliate’s or an individual’s performance. The Agreement may establish that a portion of the total potential of a Participant’s Award will be paid for performance that exceeds the minimum target but falls below the maximum target applicable to the Award. The Agreement shall also provide for the timing of the payment.

     (b) Following the conclusion or acceleration of each Performance Cycle, the Committee shall determine the extent to which (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to the Performance Cycle have been satisfied and (iii) payment is due with respect to an Award of Performance Units.

          11.2 Acceleration and Adjustment. The Agreement may permit an acceleration of the Performance Cycle and an adjustment of performance targets and payments with respect to some or all of the Performance Units awarded to a Participant, upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may, but need not include without limitation an Event, a Fundamental Change, a recapitalization, a change in the accounting practices of the Company, a change in the Participant’s title or employment responsibilities, the Participant’s death or retirement or, with respect to payments in Shares with respect to Performance Units, a reclassification, stock dividend, stock split or stock combination as provided in Plan Section 16. The Agreement also may provide for a limitation on the value of an Award of Performance Units that a Participant may receive.

     12. Effective Date and Duration of the Plan.

          12.1 Effective Date. The Plan became effective as of January 22, 1997.

          12.2 Duration of the Plan. The Plan shall remain in effect until all Stock subject to it shall be distributed or until all Awards have expired or lapsed, or the Plan is terminated pursuant to Plan Section 15 or until January 23, 2007 (the “Termination Date”); provided, however, Awards made prior to the Termination Date may be exercised, vested or otherwise effectuated beyond the Termination Date unless limited in the Agreement or otherwise. No Award of an Incentive Stock Option shall be made more than 10 years after the Effective Date (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option. The date and time of approval by the Committee of the granting of an Award (or such other time as the Committee may designate) shall be considered the date and time at which the Award is made or granted.

     13. Plan Does Not Affect Employment Status.

     (a) Status as an eligible Employee shall not be construed as a commitment that any Award will be made under the Plan to that eligible Employee or to eligible Employees generally.

     (b) Nothing in the Plan or in any Agreement or related documents shall confer upon any Employee or Participant any right to continue in the employment of the Company or any Affiliate or constitute any contract of employment or affect any right that the Company or any Affiliate may have to change such person’s compensation, other benefits, job responsibilities, or title, or to terminate the employment of such person with or without cause.

     14. Tax Withholding. The Company shall have the right to withhold from any cash payment under the Plan to a Participant or other person (including a Successor or a Transferee) an amount sufficient to cover any required withholding taxes. The Company shall have the right to require a Participant or other person receiving Shares under the Plan to pay the Company a cash amount sufficient to cover any required withholding taxes before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may permit the individual to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the individual’s full FICA and federal, state and local income taxes with respect to income arising from payment of the Award, through a reduction of the number of Shares delivered or a subsequent return to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under the applicable laws.

     15. Amendment, Modification and Termination of the Plan.

     (a) The Board may at any time and from time to time terminate, suspend or modify the Plan. Except as limited in (b) below, the Committee may at any time alter or amend any or all Agreements under the Plan to the extent permitted by law. However, no such action may, without further approval of the shareholders of the Company, be effective if such approval is required in order that the Plan conform to the requirements of Code Section 422.

     (b) No termination, suspension, or modification of the Plan will materially and adversely affect any right acquired by any Participant or Successor or Transferee under an Award granted before the date of termination, suspension, or modification, unless otherwise agreed to by the Participant in the Agreement or otherwise, or required as a matter of law; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in Plan Sections 11.2 or 16 does not adversely affect these rights.

     16. Adjustment for Changes in Capitalization. Subject to any required action by the Company’s shareholders, appropriate adjustments, so as to prevent enlargement of rights or inappropriate dilution — (i) in the aggregate number and type of Shares available for Awards under the Plan, (ii) in the limitations on the number of Shares that may be issued to an individual Participant as an Option or a Stock Appreciation Right in any calendar year or that may be issued in the form of Restricted Stock or Shares without restrictions, (iii) in the number and type of Shares and amount of cash subject to Awards then outstanding, (iv) in the Option price as to any outstanding Options and, (v) subject to Plan Section 11.2, in outstanding Performance Units and payments with respect to outstanding Performance Units — may be made by the Committee in its sole discretion to give effect to adjustments made in the number or type of Shares through a Fundamental Change (subject to Plan Section 17), recapitalization, reclassification, stock dividend, stock split, stock combination or other relevant change, provided that fractional Shares shall be rounded to the nearest whole Share.

     17. Fundamental Change. In the event of a proposed Fundamental Change, the Committee may, but shall not be obligated to:

     (a) if the Fundamental Change is a merger or consolidation or statutory share exchange, make appropriate provision for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation to be issuable upon the exercise of Options or used to calculate payments upon the exercise of Stock Appreciation Rights, in lieu of options, stock appreciation rights and capital stock of the Company; or

     (b) at least 30 days prior to the occurrence of the Fundamental Change, declare, and provide written notice to each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, shall be canceled at the time of, or immediately prior to the occurrence of the Fundamental Change in exchange for payment to each holder of an Option or Stock Appreciation Right, within ten days after the Fundamental Change, of cash equal to (i) for each Share covered by the canceled Option, the amount, if any, by which the Fair Market Value (as hereinafter defined in this Section) per Share exceeds the exercise price per Share covered by such Option or (ii) for each Stock Appreciation Right, the price determined pursuant to Section 10, except that Fair Market Value of the Shares as of the date of exercise of the Stock Appreciation Right, as used in clause (i) of Plan Section 10, shall be deemed to mean Fair Market Value for each Share with respect to which the Stock Appreciation Right is calculated determined in the manner hereinafter referred to in this Section. At the time of the declaration provided for in the immediately preceding sentence, each Stock Appreciation Right that has been outstanding for at least six months and each Option shall immediately become exercisable in full and each person holding an Option or a Stock Appreciation Right shall have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise the Option as to all or any part of the Shares covered thereby or the Stock Appreciation Right in whole or in part, as the case may be. In the event of a declaration pursuant to this Plan Section 17(b), each outstanding Option and Stock Appreciation Right granted pursuant to the Plan that shall not have been exercised prior to the Fundamental Change shall be canceled at the time of, or immediately prior to, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option or a Stock Appreciation Right shall be entitled to the payment provided for in this Section 17(b) if such Option or Stock Appreciation Right shall have expired pursuant to the Agreement. For purposes of this Section only, “Fair Market Value” per Share shall mean the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change, notwithstanding anything to the contrary provided in the Plan.

     18. Forfeitures. An Agreement may provide that in the event a Participant has received or been entitled to payment of cash, delivery of Shares, or a combination thereof pursuant to an Award within six months prior to the Participant’s termination of employment with the Company and its Affiliates, the Committee, in its sole discretion, may require the Participant to return or forfeit the cash and/or Shares received with respect to the Award (or its economic value as of (i) the date of the exercise of Options or Stock Appreciation Rights, (ii) the date of, and immediately following, the lapse of restrictions on Restricted Stock or the receipt of Shares without restrictions, or (iii) the date on which the right of the Participant to payment with respect to Performance Units vests, as the case may be) in the event of certain occurrences specified in the Agreement. The Committee’s right to require forfeiture must be exercised within 90 days after discovery of such an occurrence but in no event later than 15 months after the Participant’s termination of employment with the Company and its Affiliates. The occurrences may, but need not, include competition with the Company or any Affiliate, unauthorized disclosure of material proprietary information of the Company or any Affiliate, a violation of applicable business ethics policies of the Company or Affiliate or any other occurrence specified in the Agreement within the period or periods of time specified in the Agreement.

     19. Corporate Mergers, Acquisitions, Etc. The Committee may also grant Options, Stock Appreciation Rights, Restricted Stock or other Awards under the Plan having terms, conditions and provisions that vary from those specified in this Plan provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, restricted stock or other award granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a subsidiary is a party.

     20. Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its Affiliates, the Committee, nor the Board of Directors shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor or Transferee. To the extent any person acquires a right to receive an Award under the Plan, this right shall be no greater than the right of an unsecured general creditor of the Company.

     21. Limits of Liability.

     (a) Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

     (b) Except as may be required by law, neither the Company nor any member of the Board of Directors or of the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

     22. Compliance with Applicable Legal Requirements. No certificate for Shares distributable pursuant to this Plan shall be issued and delivered unless the issuance of the certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges on which the Company’s Shares may, at the time, be listed.

     23. Deferrals and Settlements. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

     24. Other Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

     25. Beneficiary Upon Participant’s Death. To the extent that the transfer of a Participant’s Award at his or her death is permitted under an Agreement, a Participant’s Award shall be transferable at death to the estate or to the person who acquires the right to succeed to the Award by bequest or inheritance.

     26. Change in Control Payments.

     (a) Notwithstanding the provisions of Plan Section 17 above, if any Award, either alone or together with other payments in the nature of compensation to a Participant that are contingent on a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company or otherwise, would result in any portion thereof being subject to an excise tax imposed under Code Section 4999, or any successor provision, or would not be deductible in whole or in part by the Company, an affiliate of the Company (as defined in Code Section 1504, or any successor provision), or other person making such payments as a result of Code Section 280G, or any successor provision, such Award and/or such other benefits and payments shall be reduced (but not below zero) to the largest aggregate amount as will result in no portion thereof being subject to such an excise tax or being not so deductible.

     (b) For purposes of Plan Section 26(a), (i) no portion of payments the receipt or enjoyment of which a Participant shall have effectively waived in writing prior to the date of distribution of an Award shall be taken into account; (ii) no portion of such Award, benefits and other payments shall be taken into account that in the opinion of tax counsel selected by the Company’s independent auditors and acceptable to the Participant does not constitute a “parachute payment” within the meaning of Code Section 280G(b)(2), or any successor provision; and (iii) the value of any non-cash benefit or any deferred payment or benefit included in such payment shall be determined by the Company’s independent auditors in accordance with the principles of Code Sections 280G(d)(3) and (4) or any successor provisions;

     (c) Any Award not paid as a result of this Plan Section 26 or reduced to zero as a result of the limitations imposed hereby, shall remain outstanding in full force and effect in accordance with the other terms and provisions of this Plan.

     27. Requirements of Law.

     (a) To the extent that Federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of Minnesota without regard to its conflicts of law principles and construed accordingly.

     (b) In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not effect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     28. Termination of Other Plan. Effective upon the approval of the Plan by the Company’s shareholders on January 22, 1997, the Company’s 1994 Omnibus Stock Plan and the Company’s Directors’ Nonstatutory Stock Option Plan (“Prior Plans”) terminated. Thereafter, all grants and awards made under the Prior Plans prior to the approval by the shareholders shall continue in accordance with the terms of the Prior Plans.

APPENDIX D

FSI INTERNATIONAL, INC.
EMPLOYEES STOCK PURCHASE PLAN
(as amended and restated November 2004)

Section 1. Establishment and Purpose

1.1 Establishment. FSI International, Inc., a Minnesota corporation, (hereinafter called “FSI” or the “Company”), hereby establishes a stock purchase plan for employees as described herein, which shall be known as the FSI INTERNATIONAL, INC. EMPLOYEES STOCK PURCHASE PLAN (hereinafter called the “Plan”).

1.2 Purpose. The purpose of this Plan is to permit employees of FSI and its Affiliates to purchase Stock from FSI at the price specified in Section 5. The Plan is intended to be an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and be interpreted and administered in a manner consistent with such intent subject to the provisions of Section 10.

Section 2. Definitions

2.1 Definitions. Whenever used hereinafter, the following terms shall have the meanings set forth below:

(a) “Affiliate” means any corporation, a majority of the voting stock of which is directly or indirectly owned by FSI and whose participation in the Plan the Board has expressly approved.

(b) “Base Earnings” means a Participant’s regular rate of pay including sick pay, vacation pay, retro pay, overtime, on-call pay, shift differential and short-term disability, but excluding incentive, discretionary, or signing bonuses, commissions, foreign service premiums, relocation, expatriate or auto allowances, and amounts payable under employee benefit plans.

(c) “Board” means the Board of Directors of FSI.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means a committee of at least three persons appointed by the Board empowered to take actions as stated in this Plan. Each member of the Committee will remain a member for the duration of the Plan, unless such member resigns or is removed earlier by majority vote of the Board.

(f) “Eligible Employee” means a person who is an Employee on the fifteenth day of the month immediately preceding the first day of a Purchase Period.

(g) “Employee” means any employee (including officers and directors who are also employees) of FSI or its Affiliates.

(h) “Fair Market Value” of a share of Stock as of any date is the mean between the high and low prices of a share of Stock on said date as published in the Wall Street Journal, or, if no such prices are published for said date, on the last preceding day for which such prices are published, or, if the Company’s Stock is listed on a national securities exchange or traded in the national market system, the mean between the high and low sale prices for such Stock on such exchange or market on said date, or, if no sale has been made on such exchange or market on said date, on the last preceding day on which any such sale shall have been made.

(i) “Interest” means interest as determined pursuant to Section 5.2.

(j) “Participant” means an Eligible Employee who has elected to participate in the Plan pursuant to Section 4.1.

(k) “Purchase Period” means a six-month period beginning on January 1 or July 1 of each calendar year; provided however, that at any time either before or during a Purchase Period, the Committee may modify the length of the Purchase Period by providing reasonable advance notice to all Participants.

(l) “Stock” means the common stock, no par value, of FSI.

Section 3. Stock Subject to the Plan

3.1 Number. The total number of shares of Stock available for distribution under this Plan shall not exceed 2,800,0001. These shares may consist, in whole or in part, of authorized but unissued Stock not reserved for any other purpose.

3.2 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock by reason of a Stock dividend or split, combination, recapitalization, or reclassification, the shares of Stock issuable and the price payable therefore under this Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Except as provided above, no adjustment shall be made in connection with the issuance by FSI of any Stock or any warrants, rights, or options to acquire shares of Stock or of securities convertible into Stock.

Section 4. Participation

4.1 Participation. An Eligible Employee may elect to become a Participant on the first day of any Purchase Period, provided such Participant was an Eligible Employee on the day immediately preceding the first day of such Purchase Period. Any election to participate shall be made in accordance with rules adopted by the Committee. However, in no event shall an Eligible Employee be granted the right to purchase Stock under the Plan if after the purchase such Eligible Employee would own stock of FSI possessing 5% or more of the total combined voting power or value of all classes of stock of FSI. Also, an Eligible Employee may not become or remain a Participant at any time when such Eligible Employee owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of FSI. Except as provided in Section 10, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of an individual, and stock which an employee may purchase under outstanding options shall be treated as stock owned by the employee.

Section 5. Purchase of Stock

5.1 Contributions for Purchase of Stock. At the time an Eligible Employee elects to become a Participant in the Plan, such Eligible Employee shall also elect the form and manner of contributing funds for the purchase of Stock. A Participant may elect to contribute funds for the purchase of Stock by directing his or her employer to withhold any whole percentage less than or equal to 10% of his or her Base Earnings for the purpose of purchasing Stock from FSI. In no event shall the aggregate contributions for the purchase of Stock exceed 10% of a Participant’s Base Earnings. If required under the laws of the local jurisdiction and at the discretion of the Board or Committee, the Participant may make contributions for the purchase of stock by means other than payroll deductions.

A Participant may modify the rate of contribution from such Participant’s Base Earnings only in accordance with the following:

(a) A Participant may at any time direct reduction of the rate of contribution to a rate lower than that previously in effect. However, only one such direction to continue contributing at a rate lower than that previously in effect may be made in any one Purchase Period.

[1] Upon shareholder approval of Proposal 3, the number of shares available for issuance under the plan will increase from 2,550,000 to 2,800,000.

(b) A Participant may at any time direct discontinuance of the contribution. If a Participant directs discontinuance of the contribution, such Participant may direct resumption of the contribution only as of the first day of any subsequent Purchase Period.

(c) Except as provided in subsection (a) or (b) above, a Participant may direct modification of the rate of contribution only as of the first day of any Purchase Period. The modified rate may be any whole percentage less than or equal to 10% of the Participant’s Base Earnings. Unless otherwise elected by the Participant, the rate of contribution such Participant has elected will remain in effect for subsequent Purchase Periods.

          Any election or direction under this section shall be made in writing pursuant to rules adopted by the Committee, and shall become effective at a time specified by the Committee.

5.2 Disposition of Contributions. Amounts contributed pursuant to Section 5.1 shall be held by the employer, or, if required by the laws of the local jurisdiction, in a bank account or trust until the end of the Purchase Period during which they were contributed, subject to the following:

(a) A Participant who elects pursuant to Section 5.1(b) to discontinue contribution may at any time withdraw all or any part of the amounts previously withheld or otherwise contributed. Any such withdrawal shall be paid to the Participant by his or her employer in cash.

(b) During the last calendar month of each Purchase Period, each Participant shall be permitted to elect to have all or any part of the amounts withheld paid to such Participant in cash.

(c) Any withdrawal under (a) or (b) above shall be deemed to be on a first-in-first-out basis. At the discretion of the Board or Committee, and to the extent permissible under the laws of the relevant jurisdiction, interest shall be applied to the average amount in the Participant’s account at the end of each full calendar month during the completed portion of the Purchase Period. Prior to the first day of any Purchase Period, the Committee shall determine the rate of Interest with respect to such Purchase Period. The Committee shall give such publicity to said Interest rate as it deems appropriate.

(d) Any portion of the amounts contributed that is not paid to the Participant in cash shall be automatically applied to purchase Stock under Section 5.3.

(e) Any election or direction under this section shall be made in writing pursuant to rules adopted by the Committee.

5.3 Purchases of Stock. Amounts contributed by a Participant during a Purchase Period (except any amounts refunded to such Participant in cash under Section 5.2) shall be used as of the last business day of such Purchase Period to purchase Stock from FSI for a price equal to the lesser of (a) or (b).

(a) 85% of the Fair Market Value of a share of Stock on the first business day of the Purchase Period.

(b) 85% of the Fair Market Value of a share of Stock on the last business day of the Purchase Period.

5.4 Issuance of Stock. Promptly after the end of each Purchase Period, a certificate for the number of shares of Stock purchased by all Participants shall be issued and delivered to an agent selected by the Company. The agent will hold such certificate for the benefit of all Participants who have purchased shares of Stock and will maintain an account for each Participant reflecting the number of shares (including fractional shares) credited to the account of each Participant. Each Participant will be entitled to direct the voting of all shares credited to such Participant’s account by the agent and may also direct the agent to sell such shares and distribute the net proceeds of the sale to the Participant. At any time, a Participant may either request that the agent transfer the shares of Stock credited to the Participant’s account to another custodian or request from the agent a physical certificate representing the shares of Stock credited to the Participant’s account; provided, however, that the agent shall not be required to issue a certificate representing a fractional share and may instead pay the Participant a cash amount representing the fair market value of such fractional share.

5.5 Privileges of a Stockholder. A Participant shall not have stockholder privileges with respect to any Stock until the date of issuance of a certificate to such Participant for such Stock.

5.6 Limitation On Stock Purchases. No Participant may purchase Stock under this Plan and all other employee stock purchase plans of the Company and its Affiliates at a rate in excess of $25,000 in Fair Market Value of such Stock (determined at the time the option to purchase Stock is granted) for each calendar year in which any such option to purchase Stock granted to such Participant is outstanding at any time. Notwithstanding the foregoing, the Fair Market Value (determined on the first day of any Purchase Period) of shares of Stock that may be purchased by a Participant during such Purchase Period shall not exceed the excess, if any, of (i) $25,000 over (ii) the Fair Market Value (determined on the first day of the relevant Purchase Period) of shares of Stock previously acquired by the Participant in any prior Purchase Period during such calendar year.

Section 6. Termination of Employment

6.1 Termination of Employment. A Participant whose termination of employment occurs more than three months prior to the close of a Purchase Period will not be eligible to purchase any shares of Stock pursuant to this Plan with respect to such Purchase Period. Any amount contributed from such a Participant during the Purchase Period in which his or her termination of employment occurs shall be paid to such Participant in cash calculated under Section 5.2(c) promptly after such Participant’s termination of employment. Any Participant whose termination of employment occurs within three months prior to the last day of a Purchase Period may direct Stock purchases or contributions with respect to that Purchase Period pursuant to Sections 5.2 and 5.3. However, if a Participant’s death occurred at any time during the Purchase Period, any amount contributed from the Participant during such Purchase Period shall be paid to the Participant’s personal representative in cash determined under Section 5.2(c), and no portion thereof shall be applied to purchase Stock.

Section 7. Rights of Employees; Participants

7.1 Employment. Nothing in this Plan shall interfere with or limit in any way the right of FSI or any of its Affiliates to terminate any Employee’s, Eligible Employee’s, or Participant’s employment at any time, nor confer upon any such person any right to continue in the employ of FSI or any of its Affiliates.

7.2 Nontransferability. No right or interest of any Participant in this Plan shall be assignable or transferable, or subject to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge, or bankruptcy. Any attempted assignment, transfer, pledge or other disposition of any rights under the Plan shall be null and void, and shall automatically terminate all rights of a Participant under the Plan.

Section 8. Administration

8.1 Administration. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of FSI, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. The determination of the Committee, interpretation or other action made or taken pursuant to the provisions of the Plan shall be final, and shall be binding and conclusive for all purposes and upon all persons.

Section 9. Amendment, Modification, and Termination of Plan

9.1 Amendment, Modification, and Termination of the Plan. The Board, upon recommendation of the Committee, at any time may terminate, and at any time and from time to time and in any respect, may amend or modify the Plan, provided, however, that no such action of the Board, without approval of the stockholders of FSI, may:

(a) increase the total amount of Stock that may be awarded under the Plan, except as provided in Section 3.2 of the Plan;

(b) change the class of Employees eligible to participate in the Plan;

(c) withdraw the administration of the Plan from the Committee;

(d) permit any person, while a member of the Committee, to be eligible to participate in the Plan; or

(e) extend the duration of the Plan.

Section 10. Rules for Foreign Jurisdiction.

10.1 Rules of Foreign Jurisdiction. The Board or Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of the laws and procedures of foreign jurisdictions. Without limiting the generality of the foregoing, the Board or Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which may vary among foreign jurisdictions.

Section 11. Requirements of Law

11.1 Requirements of Law. The issuance of Stock and the payment of cash pursuant to this Plan shall be subject to all applicable laws, rules, and regulations, and shares of Stock shall not be issued nor cash payments made except upon approval of proper government agencies or stock exchanges as may be required.

11.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Minnesota.

12. Effective Date of the Plan

12.1 Effective Date. The Plan, as amended, is effective as of January 1, 2001.

12.2 Duration of the Plan. Unless the Board terminates the Plan earlier, the Plan shall remain in effect until all Stock subject to it shall be distributed pursuant to the Plan.

Holder Account Number

☐	Mark this box with an X if you have made changes to
your name or address details above
ANNUAL MEETING PROXY CARD
A            PROPOSALS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1.	ELECTION OF DIRECTOR
		FOR	WITHHOLD
	01 — Terrence W. Glarner	☐	☐

		FOR	AGAINST	ABSTAIN
2.	APPROVAL OF THE AMENDMENT TO THE FSI INTERNATIONAL, INC. 1997 OMNIBUS STOCK PLAN to increase the aggregate number of shares of common stock reserved for issuance under the plan by 300,000.	☐	☐	☐

3.	APPROVAL OF THE AMENDMENT TO THE FSI INTERNATIONAL, INC. EMPLOYEES STOCK PURCHASE PLAN to increase the aggregate number of shares of common stock reserved for issuance under the plan by 250,000.	☐	☐	☐

B	AUTHORIZED SIGNATURES — SIGN HERE — THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 — Please keep	Signature 2 — Please keep
signature within the box	signature within the box	Date (mm/dd/yyyy)
[ ]	[ ]	[ ]

PROXY — FSI INTERNATIONAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Donald S. Mitchell, Patricia M. Hollister and Benno G. Sand, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes such Proxies to represent and to vote, as designated on the reverse side, all of the shares of common stock of FSI International, Inc. held of record by the undersigned on December 8, 2004, at the Annual Meeting of Shareholders to be held on January 26, 2005, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THE PROXIES ARE AUTHORIZED TO VOTE THIS PROXY IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(To be completed and signed on the reverse side.)